PROXY STATEMENT OF

                          THIRD AVENUE HIGH YIELD FUND

                        PROSPECTUS FOR CLASS A SHARES OF

                             PIONEER HIGH YIELD FUND

     This proxy statement and prospectus contains the information you should know before voting on the proposed reorganization of your fund into Pioneer High Yield Fund. Please read it carefully and retain it for future reference.

HOW THE REORGANIZATION WILL WORK:

o Your fund will transfer all of its assets to Pioneer High Yield Fund. Pioneer High Yield Fund will assume your fund's liabilities that are included in the calculation of your fund's net assets at the closing and liabilities with respect to your fund's investment operations that are not required by generally accepted accounting principles to be included in the calculation of net asset value.

o Pioneer High Yield Fund will issue Class A shares to your fund in an amount equal to the value of your fund's shares. Class A shares of Pioneer High Yield Fund having a value on the reorganization date equal to the value of your shares of your fund will be distributed in exchange for your shares of your fund.

o The reorganization is intended to be tax free for federal income tax purposes.

o Your fund will be liquidated and terminated, and you will become a shareholder of Pioneer High Yield Fund.

WHY YOUR FUND'S TRUSTEES ARE RECOMMENDING THE REORGANIZATION:

     The trustees of your fund believe that reorganizing your fund into Pioneer High Yield Fund is in the best interest of your fund. In August 1999, the fund's portfolio manager became a dual employee of Pioneer Investment Management, Inc. (Pioneer) and your fund's adviser, EQSF Advisers, Inc. She also has informed Pioneer that she will become an employee solely of Pioneer whether or not the reorganization occurs. Among other things, the reorganization will provide the shareholders of your fund with continuity of management, and it is also expected to result in a lower overall expense ratio, after giving effect to voluntary expense limitations. Therefore, the trustees recommend you vote FOR the reorganization.

                                                      INVESTMENT OBJECTIVES
---------------------------------------------------------------- --------------------------------------------------------------
                 THIRD AVENUE HIGH YIELD FUND                                       PIONEER HIGH YIELD FUND
---------------------------------------------------------------- --------------------------------------------------------------
---------------------------------------------------------------- --------------------------------------------------------------
To maximize total return through a combination of income and     Maximize total return through a combination of income and
capital appreciation.                                            capital appreciation.
---------------------------------------------------------------- --------------------------------------------------------------

                                                   MORE INFORMATION IS AVAILABLE
---------------------------------------------------------------- --------------------------------------------------------------
                             WHAT                                                            WHERE
---------------------------------------------------------------- --------------------------------------------------------------
---------------------------------------------------------------- --------------------------------------------------------------

o    Your fund's annual and semi-annual reports to
     shareholders.
                                                                 Your fund makes this information available to you free of
o    Most recent prospectus of your fund, dated February         charge (please call 1-800-443-1021, or write to the fund at
     28, 1999 (as supplemented August 13 and June 28, 1999).     767 Third Avenue, New York, New York 10017-2023). This
                                                                 information is also on file with the Securities and Exchange
o    Statement of additional information dated December 3,       Commission (SEC) and available for a fee. See "Available
     1999. It contains additional information about your fund    Information."
     and Pioneer High Yield Fund. The statement of additional
     information is incorporated by reference into this proxy
     statement and prospectus.
---------------------------------------------------------------- --------------------------------------------------------------
---------------------------------------------------------------- --------------------------------------------------------------
To ask questions about this proxy statement and prospectus:      Call your fund's toll-free telephone number: 1-800-443-1021 or write to your fund at 767 Third Avenue, New York, New York,
                                                                 10017-2023.
---------------------------------------------------------------- --------------------------------------------------------------

     AN INVESTMENT IN PIONEER HIGH YIELD FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES AGENCY HAS APPROVED PIONEER HIGH YIELD FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

      THE DATE OF THIS PROXY STATEMENT AND PROSPECTUS IS DECEMBER 3, 1999.

                                TABLE OF CONTENTS


                                                                           PAGE

Introduction.................................................................2
Summary of Proxy Statement/Prospectus........................................3
Risk/Return Summary..........................................................5
Proposal to Approve Agreement and Plan of Reorganization....................10
Capitalization..............................................................12
Boards' Evaluation and Recommendation.......................................12
Voting Rights and Required Vote.............................................13
Additional Information about the Funds......................................13
Material Provisions of Management Agreements................................18
Pioneer High Yield Fund's Rule 12b-1 Distribution Plan......................19
Trustees and Executive Officers of Pioneer High Yield Fund..................20
Financial Highlights........................................................23
Information Concerning the Meeting..........................................24
Ownership of Shares of the Funds............................................25
Experts.....................................................................25
Available Information.......................................................25
Exhibit A: Agreement and Plan of Reorganization.............................26
Exhibit B: Excerpts from Third Avenue High Yield Fund's April 30, 1999
Semi-Annual Report and October 31, 1998 Annual Report.......................35



                                  INTRODUCTION

     This proxy statement and prospectus is being used by the board of trustees of your fund to solicit proxies to be voted at a meeting of shareholders of your fund. This meeting will be held at Four Times Square, 37th Floor, New York, New York 10036 on Wednesday, February 23, 2000, at 3:00 p.m., New York time. The purpose of the meeting is to consider a proposal to approve an Agreement and Plan of Reorganization providing for the reorganization of your fund into Pioneer High Yield Fund, a newly created mutual fund that is not yet operational. YOU SHOULD UNDERSTAND THAT IF YOU VOTE IN FAVOR OF THE REORGANIZATION, YOU ARE APPROVING A REORGANIZATION INTO A CLASS OF SHARES SUBJECT TO RULE 12B-1 DISTRIBUTION FEES. This proxy statement and prospectus is being mailed to your fund's shareholders on or about December 28, 1999.

WHO IS ELIGIBLE TO VOTE?

     Shareholders of record on December 3, 1999 are entitled to attend and to vote at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                      SUMMARY OF PROXY STATEMENT/PROSPECTUS

     The following is a summary of more complete information appearing later in this proxy statement. You should carefully read the entire proxy statement and its exhibits because they contain details that are not in the summary.

                 COMPARISON OF THIRD AVENUE HIGH YIELD FUND WITH PIONEER HIGH YIELD FUND
                                         BUSINESS AND INVESTMENTS
---------------------------- ------------------------------------------------ ------------------------------------------------
                                      THIRD AVENUE HIGH YIELD FUND                        PIONEER HIGH YIELD FUND
---------------------------- ------------------------------------------------ ------------------------------------------------
---------------------------- ------------------------------------------------ ------------------------------------------------

NET ASSETS AS OF             $8,085,038                                       None. Pioneer High Yield Fund is newly
NOVEMBER 30, 1999:                                                            organized and does not currently expect to
                                                                              commence investment operations before the
                                                                              reorganization occurs.
---------------------------- ------------------------------------------------ ------------------------------------------------
---------------------------- ------------------------------------------------ ------------------------------------------------
INVESTMENT OBJECTIVE:        To maximize total return through a combination   Maximize total return through a combination of
                             of income and capital appreciation.              income and capital appreciation.
---------------------------- ------------------------------------------------ ------------------------------------------------
---------------------------- ------------------------------------------------ ------------------------------------------------
PRIMARY INVESTMENTS:         Your fund invests at least 65% of                Pioneer High Yield Fund invests at least 65% of
                             its total assets in bonds and preferred stocks   of its total assets (at the time of purchase)
                             of companies whose securities are rated below    in below investment grade (high yield) debt
                             investment grade (and comparable unrated         securities and preferred stocks.
                             securities) at the time of the fund's
                             investment.                                      The fund also invests in bonds and
                                                                              preferred stocks that are convertible into the
                             The fund also invests in bonds and preferred     equity securities of the issuer.
                             stocks that are convertible into the equity
                             securities of the issuer.                        The fund's investments may have all types of
                                                                              interest rate and dividend payment and reset
                                                                              terms, including fixed rate, adjustable rate,
                                                                              zero coupon, contingent, deferred, payment in
                                                                              kind and auction rate features.
---------------------------- ------------------------------------------------ ------------------------------------------------
---------------------------- ------------------------------------------------ ------------------------------------------------

QUALITY OF INVESTMENTS:      Your fund primarily invests in securities        The fund primarily invests in securities rated
                             rated below investment grade (and comparable     BB or lower by Standard & Poor's Ratings Group
                             unrated securities) at the time of the fund's    or the equivalent rating by a nationally
                             investment. Securities are rated below           recognized securities rating organization or,
                             investment grade if they are rated below Baa3    if unrated, determined to be of equivalent

                             by Moody's Investors Service, Inc. and below     credit quality by Pioneer. Such securities are
                             BBB- by Standard & Poor's Ratings Group. Such    commonly referred to as "junk bonds."
                             securities are commonly referred to as "junk
                             bonds."
---------------------------- ------------------------------------------------ ------------------------------------------------
---------------------------- -------------------------------------------------------------------------------------------------
MATURITY:                    Neither fund has a maturity policy.
---------------------------- -------------------------------------------------------------------------------------------------
---------------------------- -------------------------------------------------------------------------------------------------
INVESTMENT CONCENTRATION:    Neither fund concentrates its assets in any industry.
---------------------------- -------------------------------------------------------------------------------------------------
---------------------------- ------------------------------------------------ ------------------------------------------------
OPTIONS AND FUTURES          Your fund has expressed no policy on the use     Pioneer High Yield Fund may use options and
CONTRACTS:                   of options and futures.                          futures.
---------------------------- ------------------------------------------------ ------------------------------------------------
---------------------------- ------------------------------------------------ ------------------------------------------------
INVESTMENT ADVISERS AND      Margaret D. Patel has served as the portfolio    Day-to-day management of the fund's portfolio
PORTFOLIO MANAGERS:          manager of your fund since its inception. From   will be the responsibility of Margaret D.

                             1995 to 1996, Ms. Patel was a portfolio          Patel. Ms. Patel is a vice president of
                             manager of several mutual funds at Northstar     Pioneer. She joined Pioneer in August 1999 and
                             Investment Management Corp. Ms. Patel was a      has been an investment professional since
                             portfolio manager of several mutual funds at     1972. Prior to joining Pioneer, she was a
                             Boston Security Counsellors, Inc. from 1988 to   portfolio manager at EQSF Advisers, Inc. from
                             1995.                                            1998 and a portfolio manager of several mutual
                                                                              funds at Northstar Investment Management Corp.
                             It is expected that Ms. Patel will remain an     from 1995 to 1996. Ms. Patel was a portfolio
                             employee of EQSF Advisers, Inc. until the        manager of several mutual funds at Boston
                             closing of the reorganization or, in the event   Security Counsellors, Inc. from 1988 to 1995.
                             that the reorganization is not expected to
                             occur, such earlier date as determined by Ms.    Ms. Patel is supported by a team of fixed
                             Patel or EQSF Advisers, Inc.                     income portfolio managers and analysts

                                                                              supervised by Sherman B. Russ and Kenneth J.
                                                                              Taubes. Mr. Russ and Mr. Taubes are jointly
                                                                              responsible for overseeing Pioneer's U.S. and
                                                                              global fixed income team. Ms. Patel, Mr. Russ,
                                                                              Mr. Taubes and the fixed income team operate
                                                                              under the supervision of Theresa A. Hamacher.
                                                                              Ms. Hamacher joined Pioneer in 1997 and has
                                                                              been an investment professional since 1984,
                                                                              most recently as chief investment officer at
                                                                              another investment adviser.

                                                                              Ms. Patel has informed Pioneer that she will
                                                                              become an employee solely of Pioneer whether
                                                                              or not the reorganization occurs.
---------------------------- ------------------------------------------------ ------------------------------------------------
---------------------------- ------------------------------------------------ ------------------------------------------------
BUSINESS:                    Your fund is a non-diversified series of an      Pioneer High Yield Fund is a non- diversified
                             open-end investment company organized as a       open-end investment company organized as a
                             Delaware business trust.                         Delaware business trust.
---------------------------- ------------------------------------------------ ------------------------------------------------

                                            SALES CHARGES
---------------------------- ------------------------------------------------ ------------------------------------------------
                                      THIRD AVENUE HIGH YIELD FUND                        PIONEER HIGH YIELD FUND
---------------------------- ------------------------------------------------ ------------------------------------------------
---------------------------- ------------------------------------------------ ------------------------------------------------
SALES CHARGES:               Your fund's shares are offered without           Pioneer High Yield Fund offers four classes of
                             front-end or deferred sales charges. Your fund   shares. You will receive Class A shares in the
                             does not have a Rule 12b-1 plan.                 reorganization but will not pay a sales charge
                                                                              in connection with the transaction. Assets
                                                                              attributable to Pioneer accounts (other than
                                                                              omnibus accounts) established in connection with
                                                                              the reorganization will not be considered in
                                                                              determining the Rule 12b-1 fee on Class A
                                                                              shares, but will be allocated their respective
                                                                              portion of the overall Rule 12b-1 fees incurred
                                                                              by the fund. Sales charges will not be imposed
                                                                              on future purchases of Class A shares for
                                                                              accounts opened in connection with the
                                                                              reorganization.

                                                                              Class A shares are subject to an initial sales
                                                                              charge of up to 4.5% of the offering price and
                                                                              an annual Rule 12b-1 fee of 0.25% of the
                                                                              average daily net assets attributable to Class
                                                                              A shares.

                                                                              Class B shares are subject to a contingent
                                                                              deferred sales charge of up to 4% and an annual
                                                                              Rule 12b-1 fee of 1% of the average daily net
                                                                              assets attributable to Class B shares. Class B
                                                                              shares convert to Class A shares after eight
                                                                              years.

                                                                              Class C shares are subject to a contingent
                                                                              deferred sales charge of 1% if redeemed within
                                                                              a year and an annual Rule 12b-1 fee of 1% of
                                                                              the average daily net assets attributable to
                                                                              Class C shares.

                                                                              Class Y shares are subject to a minimum purchase
                                                                              of $5 million and are offered without front-end
                                                                              or deferred sales charges and are not subject to
                                                                              a Rule 12b-1 fee.
---------------------------- ------------------------------------------------ ------------------------------------------------
---------------------------- ------------------------------------------------ ------------------------------------------------
REDEMPTION FEE:              Your fund charges a redemption fee of 1% on      Pioneer High Yield Fund does not impose a
                             redemptions of shares held less than one year.   redemption fee.
---------------------------- ------------------------------------------------ ------------------------------------------------
---------------------------- ------------------------------------------------ ------------------------------------------------
EXCHANGE FEE:                Your fund charges an exchange fee of 1% on       You may exchange shares of Pioneer High Yield
                             exchanges of shares held less than one year.     Fund without charge. You may make up to four
                                                                              exchanges of $25,000 or more per account per
                                                                              calendar year out of the fund. For purposes of
                                                                              this exchange limit, Pioneer may aggregate
                                                                              transactions and/or accounts that appear to be
                                                                              under common ownership or control.

                                                                              The exchange limitation does not apply to
                                                                              automatic exchange transactions or to exchanges
                                                                              made by participants in employer-sponsored
                                                                              retirement plans qualified under Section 401 of
                                                                              the Internal Revenue Code. The exchange
                                                                              limitation also may not apply to transactions made
                                                                              through an omnibus account for fund shares.
---------------------------- ------------------------------------------------ ------------------------------------------------
---------------------------- ------------------------------------------------ ------------------------------------------------
BUYING, SELLING AND          For more information on buying, selling and      For more information, see "Buying, exchanging
EXCHANGING SHARES:           exchanging shares of your fund, see its          and selling Pioneer High Yield Fund shares"
                             current prospectus.                              below.
---------------------------- ------------------------------------------------ ------------------------------------------------

REORGANIZATION

o The reorganization is scheduled to occur after the close of business on February 25, 2000, but may occur as of any later date on or before April 15, 2000 or otherwise agreed to by the funds. Upon consummation of the reorganization, your fund will transfer all of its assets to Pioneer High Yield Fund in exchange for shares of Pioneer High Yield Fund. Pioneer High Yield Fund will also assume your fund's liabilities that are included in the calculation of your fund's net assets at the closing and liabilities with respect to your fund's investment operations that are not required by generally accepted accounting principles to be included in the calculation of net asset value. The net asset values of both funds will be computed as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the reorganization date.

o Pioneer High Yield Fund will issue to your fund Class A shares of Pioneer High Yield Fund in an amount equal to the aggregate net asset value of your fund's shares. Class A shares of Pioneer High Yield Fund having a value on the reorganization date equal to the value of your shares of your fund will be distributed to you in exchange for shares of your fund. As a result, all shareholders of your fund will become Class A shareholders of Pioneer High Yield Fund.

o After the reorganization is complete, your fund will be liquidated and terminated.

o The reorganization is intended to be tax free for federal income tax purposes.

     OTHER CONSEQUENCES OF THE REORGANIZATION. The funds pay monthly management fees, and Pioneer High Yield Fund pays Rule 12b-1 distribution fees, equal to the following annual percentages of average daily net assets:

--------------------------------- ------------------------------ ------------------------------- ------------------------------
                                                                                                    PIONEER HIGH YIELD FUND
   MANAGEMENT FEE BREAKPOINTS     THIRD AVENUE HIGH YIELD FUND      PIONEER HIGH YIELD FUND         COMBINED MANAGEMENT FEE
      (FUND'S NET ASSETS)                MANAGEMENT FEE                  MANAGEMENT FEE           AND CLASS A RULE 12B-1 FEE
---------------------------------                                ------------------------------- ------------------------------
--------------------------------- ------------------------------ ------------------------------- ------------------------------
First $500 million                                                           0.70%                           0.95%
---------------------------------                                ------------------------------- ------------------------------
---------------------------------                                ------------------------------- ------------------------------
Over $500 million up to $1                    0.90%                          0.65%                           0.90%
billion
---------------------------------                                ------------------------------- ------------------------------
---------------------------------                                ------------------------------- ------------------------------
Over $1 billion                                                              0.60%                           0.85%
--------------------------------- ------------------------------ ------------------------------- ------------------------------

     At all asset levels, the annual management fee rate payable by Pioneer High Yield Fund (without giving effect to expense limitations) is lower than the rate paid by your fund. Pioneer High Yield Fund also has breakpoints in its management fee which may reduce the effective management fee rate as Pioneer High Yield Fund's assets grow. While you may benefit from Pioneer High Yield Fund's reduced management fee, you will pay Rule 12b-1 fees as a shareholder of Pioneer High Yield Fund. Depending upon the size of the fund, this fee may offset some or all of the benefit of the lower management fee or result in higher overall expenses.

     The expenses of Class A shares of Pioneer High Yield Fund include an annual Rule 12b-1 fee equal to 0.25% of average daily net assets attributable to Class A shares. In calculating the Rule 12b-1 fee payable by Pioneer High Yield Fund, Pioneer will not include the assets held in accounts established in the reorganization (other than assets held in an omnibus account with a financial intermediary). However, since Rule 12b-1 fees are not assessed at a shareholder account level, the effect will be a reduction in the Rule 12b-1 fee paid by all Class A shareholders and not a waiver of the Rule 12b-1 fee for shareholders participating in the reorganization. Because approximately 51% (as of November 30, 1999) of your fund's assets are held in omnibus accounts with financial intermediaries, this exclusion will not materially reduce the amount of 12b-1 fees incurred. YOU SHOULD UNDERSTAND THAT IF YOU VOTE IN FAVOR OF THE
REORGANIZATION, YOU ARE APPROVING A REORGANIZATION INTO A CLASS OF SHARES SUBJECT TO RULE 12B-1 DISTRIBUTION FEES.

     The advisers to both funds currently waive all or a portion of their management fees or reimburse the respective funds to limit total annual operating expenses. Your fund currently limits expenses to 1.90% of average daily net assets on the first $100 million and 1.50% of average daily net assets in excess of $100 million. Pioneer High Yield Fund currently limits expenses to 0.75% on Class A shares of the fund. Consequently, as long as Pioneer High Yield Fund's expense limitation remains in effect, Pioneer High Yield Fund's expenses will be substantially lower than the historic expenses of your fund. Pioneer's fee waiver and expense reimbursement agreement is voluntarily and temporary and may be revised or terminated at any time. SINCE PIONEER IS NOT OBLIGATED TO MAINTAIN THE EXPENSE LIMITATION, YOU SHOULD CONSIDER THE POTENTIAL EFFECT THAT THE REORGANIZATION WILL HAVE ON PER SHARE EXPENSES WITHOUT GIVING EFFECT TO THE EXPENSE LIMITATION.

     Pioneer High Yield Fund anticipates that its Class A share expense ratio will be 1.50% for the fiscal year ending October 31, 2000 (0.75% after giving effect to the expense limitation). This ratio is lower than your fund's gross expense ratio of 3.99% (1.90% after giving effect to the expense limitation) for the period ended October 31, 1998.



                               RISK/RETURN SUMMARY

INVESTMENT OBJECTIVES

     THIRD  AVENUE  HIGH  YIELD  FUND.  To  maximize   total  return  through  a
combination of income and capital appreciation.

     PIONEER HIGH YIELD FUND. Maximize total return through a combination of income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

     THIRD AVENUE HIGH YIELD FUND. Third Avenue High Yield Fund invests at least 65% of its total assets in bonds and preferred stocks of companies whose securities are rated below investment grade (and comparable unrated securities) at the time of the fund's investment. Securities are rated below investment grade if they are rated below Baa3 by Moody's Investors Service, Inc. and below BBB- by Standard & Poor's Ratings Group. Such securities are commonly referred to as "junk bonds." The fund will acquire securities of companies whose capital structures, in the opinion of the adviser, have a market value priced below their takeover values. The fund will also invest in bonds and preferred stocks that are convertible into the equity of the issuer. Convertible securities have general characteristics similar to both fixed income and equity securities and provide the possibility of capital appreciation should the underlying common stock increase in value. The fund can invest in securities with any maturity the fund's adviser believes is appropriate.

     PIONEER HIGH YIELD FUND. Normally, the fund invests at least 65% of its total assets (at the time of purchase) in below investment grade (high yield) debt securities and preferred stocks. A debt security is below investment grade if it is rated BB or lower by Standard & Poor's Ratings Group or the equivalent rating by a nationally recognized securities rating organization or, if unrated, determined to be of equivalent credit quality by Pioneer. These high yield securities may be convertible into the equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

     The fund's investments may have all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund invests in securities with a broad range of maturities.

INVESTMENT PHILOSOPHY

     The investment philosophy of both funds is substantially the same, with both advisers applying a value approach to investing.

     THIRD AVENUE HIGH YIELD FUND. EQSF Advisers, Inc. adheres to a strict value discipline in selecting securities. This means seeking securities whose prices are low in relation to what the adviser believes is the true value of the securities. The adviser believes this both lowers risk and increases appreciation potential. The fund intends its investments in debt securities to be, for the most part, in securities which the adviser believes will provide above-average current yields, yields to events, or yields to maturity. The fund identifies investment opportunities through intensive research of individual companies and ignores general stock market conditions and other macro factors. For these reasons, the fund may seek investments in the securities of companies or industries that are temporarily depressed. The fund follows a "buy and hold" strategy. The fund will generally sell an investment only when there has been a fundamental change in the business or capital structure of the company which significantly affects the investment's inherent value.

     PIONEER HIGH YIELD FUND. Pioneer, the fund's investment adviser, uses a value approach to select the fund's investments. Using this investment style, Pioneer seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities for their incremental yields or until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value based on the company's assets and prospects for earnings growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer also considers a security's potential to provide income. In assessing the appropriate maturity, rating and sector weighting of the fund's portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its own staff who have access to a wide variety of research.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

     Each fund is subject to similar risks. Even though each fund seeks to maximize total return, you could lose money on your investment or not make as much as if you invested elsewhere if:

o Interest rates go up, causing the value of debt securities in the fund's portfolio to decline

o The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded

o During periods of declining interest rates, the issuer of a security exercises its option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk

o During periods of rising interest rates, the average life of certain types of securities is extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk

o    The  adviser's  judgment  about  the  attractiveness,   relative  value  or
     potential appreciation of a particular sector, security or investment strategy proves to be incorrect

o A downturn in equity markets causes the price of convertible securities to drop even when the prices of below investment grade bonds otherwise would not go down

     INVESTMENT IN HIGH YIELD SECURITIES INVOLVES SUBSTANTIAL RISK OF LOSS. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in either fund is subject to the following specific risks:

o Increased price sensitivity to changing interest rates and deteriorating economic environment

o    Greater risk of loss due to default or declining credit quality

o Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments

o A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

     Each fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer.

EACH FUND'S PAST PERFORMANCE

     Performance information for Pioneer High Yield Fund is not presented because the fund has not yet commenced operations. Annual performance information for Third Avenue High Yield Fund is not presented because the fund has not been in operation for a full calendar year. Fund performance varies from year to year. A fund's past performance does not necessarily indicate how it will perform in the future. As a shareholder, you may lose or make money on your investment.

FEES AND EXPENSES

     Shareholders of both funds pay various expenses, either directly or indirectly. The following expense table for Third Avenue High Yield Fund shows fund expenses for the year ended October 31, 1998. Future expenses may be greater or less.

THIRD AVENUE HIGH YIELD FUND

SHAREHOLDER FEES PAID DIRECTLY
FROM YOUR INVESTMENT
Maximum sales charge (load) when you buy
shares as a percentage of offering price..................................None
Maximum deferred sales charge (load) as
a percentage of offering price or the
amount you receive when you sell
shares, whichever is less.................................................None
Redemption fee (as a percentage of amount
redeemed).................................................................1.00%1
Exchange fee (as a percentage of amount
exchanged)................................................................1.00%1

ANNUAL FUND OPERATING EXPENSES PAID
FROM THE ASSETS OF THE FUND AS A
PERCENTAGE OF AVERAGE DAILY NET ASSETS
Management Fee............................................................0.90%
Other Expenses............................................................3.09%2
Total Annual Fund Operating Expenses......................................3.99%2

------------------
1 Fee is charged only on redemptions or exchanges of shares held less than one year.

2 These expenses do not reflect reimbursements by EQSF Advisers, Inc. for all expenses incurred by the fund in excess of 1.9% of fund assets (this expense reimbursement arrangement will terminate after the reorganization). The fund will repay EQSF Advisers, Inc. the amount of its reimbursement for up to three years following the reimbursement to the extent fund expenses drop below 1.9%. EQSF Advisers, Inc. expects to continue to reimburse the fund for these expenses for the foreseeable future. Either the fund or EQSF Advisers, Inc. can terminate this arrangement at any time.

THIRD AVENUE HIGH YIELD FUND EXAMPLE

     This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the fund's operating expenses remain the same.

         Although your actual costs may be higher or lower, under these assumptions your costs would be:

                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES
                   ------------------------------------------- ------------------------------------------
                       NUMBER OF YEARS YOU OWN YOUR SHARES
                   --------------------------------------------------------------------------------------
                           1          3          5         10          1          3          5        10
------------------ ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
Third Avenue
High Yield Fund         $502     $1,215     $2,046     $4,197       $401     $1,215     $2,046    $4,197
------------------ ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------

PIONEER HIGH YIELD FUND

SHAREHOLDER FEES PAID DIRECTLY
FROM YOUR INVESTMENT
                                                                         CLASS A
Maximum sales charge (load) when you buy
shares as a percentage of offering price..................................4.5%
Maximum deferred sales charge (load) as
a percentage of offering price or the
amount you receive when you sell
shares, whichever is less.................................................None1

ANNUAL FUND OPERATING EXPENSES PAID
FROM THE ASSETS OF THE FUND AS A
PERCENTAGE OF AVERAGE DAILY NET ASSETS
Management Fee............................................................0.70%2
Distribution and Service (Rule 12b-1) Fee.................................0.25%
Other Expenses............................................................0.55%2
Total Annual Fund Operating Expenses......................................1.50%2

------------------

1 Purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge.

2 Estimated based on anticipated expenses for the fund during its initial fiscal year. Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other operating expenses of the fund to the extent required to reduce Class A expenses to 0.75% of the average daily net assets attributable to Class A shares. This agreement is voluntary and temporary and may be revised or terminated at any time. Reimbursed expenses may be subsequently recovered by Pioneer from the fund if the fund's expense ratio is less than the expense limitation. Given the expense limitation, actual fund expenses as a percentage of average daily net assets are estimated as follows:

                                                  CLASS A
         Management Fee                           0.00%
         Distribution and Service (12b-1) Fee     0.25%
         Other Expenses                           0.50%
         Total Annual Fund Operating Expenses     0.75%

PIONEER HIGH YIELD FUND EXAMPLE

     This example helps you compare the costs of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the fund's operating expenses remain the same.

     Although your actual costs may be higher or lower, under these assumptions your costs would be:

                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES
                   ------------------------------------------- ------------------------------------------
                       NUMBER OF YEARS YOU OWN YOUR SHARES
                   --------------------------------------------------------------------------------------
                           1          3          5         10          1          3          5        10
------------------ ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
Pioneer High
Yield Fund              $596       $903     $1,232     $2,160       $596       $903     $1,232    $2,160
------------------ ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------

OTHER INVESTMENT STRATEGIES

     As discussed, each fund invests primarily in below investment grade debt securities and preferred stocks to maximize total return.

     This section describes additional investments that a fund may make or strategies that it may pursue to a lesser degree to achieve the fund's goal. Some of the funds' secondary investment policies also entail risks. To learn more about these investments and risks, you should obtain and read the statement of additional information (SAI).

CONVERTIBLE SECURITIES

     Each fund may invest in bonds and preferred stocks that are convertible into the equity securities of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

EQUITY SECURITIES

     Consistent with its objective each fund may invest in equity securities, including common stocks, depositary receipts, warrants, rights and other equity interests. Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than fixed income securities.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

     Each fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

FOREIGN SECURITIES

     Third Avenue High Yield Fund does not limit the percentage of its assets that may be invested in non-U.S. issuers, but only invests in non-U.S. issuers meeting certain disclosure standards.

     Pioneer High Yield Fund may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. The fund may invest up to 15% of its total assets (at the time of purchase) in securities of non-U.S. issuers, including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. Investing in Canadian and non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the fund invests in issuers in emerging markets or concentrates such investments in any one region. These risks may include:

o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices

o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer might not be able to sell the fund's portfolio securities in amounts and at prices it considers reasonable

o Adverse effect of currency exchange rates or controls on the value of the fund's investments

o Political, economic and social developments that adversely affect the securities markets

o    Withholding and other non-U.S. taxes may decrease the fund's return

TEMPORARY INVESTMENTS

     Normally, Pioneer High Yield Fund invests substantially all of its assets to meet its investment objective. Pioneer High Yield Fund may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, Pioneer High Yield Fund may depart from its principal investment strategies and invest part or all of its assets in these securities. During such periods, Pioneer High Yield Fund may not be able to achieve its investment objective. Similarly, your fund may hold all or a portion of its assets in short-term U.S. government obligations, cash or cash equivalents when the adviser deems a short-term defensive posture appropriate. Pioneer High Yield Fund intends to adopt a defensive strategy only when Pioneer believes high yield securities have extraordinary risks due to political or economic factors.

SHORT-TERM TRADING

     The funds usually do not trade for short-term profits. Each fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If a fund does a lot of trading, it may incur additional operating expenses, which would reduce performance and could cause shareholders to receive larger distributions of taxable income or capital gains.

DERIVATIVES

     Pioneer High Yield Fund may use futures, options, forward foreign currency exchange contracts and other derivatives. Your fund has expressed no policy regarding these instruments. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Pioneer High Yield Fund does not use derivatives as a primary investment technique and generally limits their use to hedging. However, Pioneer High Yield Fund may use derivatives for a variety of purposes, including:

o As a hedge against adverse changes in stock market prices, interest rates and currency exchange rates

o    As a substitute for purchasing or selling securities

o To increase the fund's return as a non-hedging strategy that may be considered speculative

     Even a small investment in derivatives can have a significant impact on a fund's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

YEAR 2000

     Information technology experts are concerned about computer and other electronic systems' ability to process date-related information on and after January 1, 2000. This scenario, commonly referred to as the "Year 2000 problem," could have an adverse impact on the funds and the provision of services to their shareholders. Each fund has addressed and continues to monitor the Year 2000 problem with respect to its systems and those used by its distributor and transfer agent. Each fund has obtained assurances from its other service providers that they are taking appropriate Year 2000 measures and each fund is monitoring their efforts. Although neither fund expects the Year 2000 problem to adversely impact it, neither fund can guarantee that its, or the fund's service providers', efforts will be successful.

                          PROPOSAL TO APPROVE AGREEMENT
                           AND PLAN OF REORGANIZATION

REORGANIZATION

o The reorganization is scheduled to occur after the close of business on February 25, 2000 but may occur as of any later date on or before April 15, 2000 or otherwise agreed to by the funds. Upon consummation of the reorganization, your fund will transfer all of its assets to Pioneer High Yield Fund in exchange for shares of Pioneer High Yield Fund. Pioneer High Yield Fund will also assume your fund's liabilities that are included in the calculation of your fund's net assets at the closing and liabilities with respect to your fund's investment operations that are not required by generally accepted accounting principles to be included in the calculation of net asset value. The net asset values of both funds will be computed as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the reorganization date.

o Pioneer High Yield Fund will issue to your fund Class A shares of Pioneer High Yield Fund in an amount equal to the aggregate net asset value of your fund's shares. Class A shares of Pioneer High Yield Fund having a value on the reorganization date equal to the value of your shares of your fund will be distributed to you in exchange for shares of your fund. As a result, all shareholders of your fund will become Class A shareholders of Pioneer High Yield Fund.

o After the reorganization is complete, your fund will be liquidated and terminated.

o The reorganization is intended to be tax free for federal income tax purposes.

DESCRIPTION OF REORGANIZATION

     The shareholders of your fund are being asked to approve an Agreement and Plan of Reorganization, a copy of which is attached as Exhibit A. The Agreement provides for a reorganization on the terms described above.

REASONS FOR THE PROPOSED REORGANIZATION

     The board of trustees of your fund believes that the proposed reorganization will be advantageous to the shareholders of your fund for several reasons. The board of trustees considered the following matters, among others, in approving the proposal.

     FIRST, shareholders of your fund would enjoy continuity of portfolio management. Margaret D. Patel, the portfolio manager of your fund since inception, will be the portfolio manager for Pioneer High Yield Fund. She has informed your fund that she intends to manage Pioneer High Yield Fund in substantially the same manner in which she manages your fund.

     SECOND, it is expected that Pioneer High Yield Fund's actual expenses will be lower than your fund's actual expenses. This is because Pioneer has temporarily agreed to limit the expenses of Class A shares to 0.75% of average daily net assets, while your fund currently has an expense limit of 1.90% of average daily net assets on the first $100 million and 1.50% of average daily net assets in excess of $100 million. Consequently, shareholders of your fund are expected to pay significantly lower expenses each month as shareholders of Pioneer High Yield Fund than they would if the reorganization did not occur, for at least as long as the voluntary expense limitations on the funds' expenses are continued. Since Pioneer is not obligated to maintain the expense limitation, you should consider the potential effect that the reorganization will have on per share expenses without giving effect to the expense limitation.

     Furthermore, there is the potential that Pioneer High Yield Fund's total annual operating expenses will continue to be lower than the total annual operating expenses of your fund even after termination of the expense waiver. Although the combined Rule 12b-1 and management fees for Pioneer High Yield Fund are greater than the management fee for your fund so long as the net assets of Pioneer High Yield Fund are $500 million or less, they are equal to or less than your fund's management fee at net asset levels in excess of $500 million. There can be no assurance if or when Pioneer High Yield Fund would have assets in excess of $500 million. This difference could more than offset the higher combined Rule 12b-1 and management fees of Pioneer High Yield Fund at net asset levels below $500 million.

     THIRD,  Pioneer High Yield Fund shares received in the reorganization  will
provide  your  fund's   shareholders  with  substantially  the  same  investment
advantages as they currently have.

     FOURTH, Pioneer offers a diverse family of mutual funds, with over 20 funds that will be available to your fund's shareholders through exchanges. Your fund is exchangeable for shares of the other three Third Avenue funds and an unaffiliated separately managed money market fund.

     FIFTH, EQSF Advisers, Inc. does not expect to retain the services of Ms. Patel after the reorganization (or, in the event that the reorganization is not expected to occur, such earlier date as determined by Ms. Patel or EQSF Advisers, Inc.) and does not have other portfolio managers with comparable experience in managing high yield portfolios, nor does it expect to hire another portfolio manager with such expertise. Consequently, EQSF Advisers, Inc. has advised your fund that if the reorganization is not completed, EQSF Advises, Inc. expects to recommend to your fund's trustees that your fund be liquidated. Your fund's trustees could accept or reject such a recommendation.

A liquidation would be taxable to your fund's shareholders and would not offer the potential advantages of the reorganization. In recommending the transaction, your fund's board considered the fact that the reorganization is expected to be able to be completed on a tax-free basis.

     The board of trustees of Pioneer High Yield Fund considered that the reorganization presents an opportunity for Pioneer High Yield Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that are normally associated with the purchase of securities. The trustees also believe that your fund's shareholders and Pioneer High Yield Fund's shareholders will benefit from the resulting continuity of management, including the intended use of your fund's performance record as Pioneer High Yield Fund's own. The ability of Pioneer High Yield Fund to utilize your fund's past performance may be effective in drawing new shareholders to Pioneer High Yield Fund. This could have the effect of increasing the fund's asset base and lowering overall expenses for shareholders.

     The board of trustees of Pioneer High Yield Fund also considered that the advisers to both funds will benefit from the reorganization. Because Pioneer High Yield Fund will have a performance record, Pioneer expects to be able to increase the size of the fund at a faster rate than would otherwise be possible. Such an increase in size benefits Pioneer by accelerating the period at which management of the fund is profitable. EQSF Advisers, Inc. will benefit from the reorganization because Pioneer has agreed to make certain payments to EQSF Advisers, Inc. if the reorganization is completed. EQSF Advisers, Inc. will be entitled to be paid by Pioneer $250,000 plus an annual fee equal to 0.549% of the average daily net assets of Pioneer High Yield Fund during the first three years after the reorganization.

     COMPARATIVE FEES AND EXPENSE RATIOS. As discussed above, Pioneer High Yield Fund pays a management fee rate lower than your fund's fee rate at all asset levels. Pioneer High Yield Fund also has breakpoints in its management fee which may reduce the effective management fee rate as Pioneer High Yield Fund's assets grow. While you may benefit from Pioneer High Yield Fund's reduced management fee, you will pay Rule 12b-1 fees as a shareholder of Pioneer High Yield Fund. Depending upon the size of the fund, this fee may offset some or all of the benefit of the lower management fee or result in higher overall expenses.

     In addition to a lower management fee rate, Pioneer High Yield Fund's estimated Class A expense ratio of 1.50% is lower than your fund's gross expense ratio of 3.99% (0.75% vs. 1.90%, respectively, for net expenses with the expense limitations).

     The expenses of Class A shares of Pioneer High Yield Fund include an annual Rule 12b-1 fee equal to 0.25% of average daily net assets attributable to Class A shares. In calculating the Rule 12b-1 fee payable by Pioneer High Yield Fund, Pioneer will not include the assets held in accounts established in the reorganization, except for omnibus accounts maintained by a broker, financial intermediary or recordkeeper. However, since Rule 12b-1 fees are not assessed at a shareholder account level, the effect will be a reduction in the Rule 12b-1 fee paid by all Class A shareholders and not a waiver of the Rule 12b-1 fee for shareholders participating in the reorganization.

     Your trustees do not believe, given your fund's current size and growth rate, that in the near future your fund will grow to an asset size which would allow your fund to realize the benefits of economies of scale. Your trustees also do not believe that in the near future your fund will reach an asset size that will allow your fund to significantly increase the diversification of its investment portfolio. In addition, the adviser to your fund may not continue to subsidize a portion of your fund's expenses indefinitely. If the adviser were to discontinue this voluntary expense limitation, your fund's expense ratio would rise even higher above Pioneer High Yield Fund's Class A expense ratio after giving effect to Pioneer's fee waiver.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The reorganization is intended to be tax free for United States federal income tax purposes. The consummation of the reorganization is conditioned on the receipt by both funds of an opinion as of the closing from Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to Third Avenue High Yield Fund, substantially to the effect that, on the basis of facts, representations and assumptions set forth in the opinion, the reorganization will be treated as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and Pioneer High Yield Fund and Third Avenue High Yield Fund will each be a party to such reorganization within the meaning of Section 368(b) of the Code. Accordingly, no gain or loss will be recognized by Pioneer High Yield Fund or Third Avenue High Yield Fund as a result of the reorganization, and no gain or loss will be recognized by a shareholder of Third Avenue High Yield Fund who receives solely Pioneer High Yield Fund shares in exchange for shares of Third Avenue High Yield Fund.

     The aggregate tax basis of the Pioneer High Yield Fund shares to be received by shareholders of Third Avenue High Yield Fund will be the same as the aggregate tax basis in the shares of Third Avenue High Yield Fund surrendered in exchange therefor, and the holding period of the Pioneer High Yield Fund shares to be received by shareholders of Third Avenue High Yield Fund in connection with the reorganization will include the holding period of the shares of Third Avenue High Yield Fund surrendered in exchange therefor, provided that the shares in Third Avenue High Yield Fund are held as a capital asset at the closing of the reorganization.

     No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

     THE ABOVE DISCUSSION MAY NOT APPLY TO PARTICULAR CATEGORIES OF HOLDERS OF SHARES OF THIRD AVENUE HIGH YIELD FUND SUBJECT TO SPECIAL TREATMENT UNDER THE CODE, SUCH AS FOREIGN HOLDERS OR HOLDERS WHOSE SHARES WERE ACQUIRED PURSUANT TO THE EXERCISE OF AN EMPLOYEE STOCK OPTION OR OTHERWISE AS COMPENSATION. SHAREHOLDERS OF THIRD AVENUE HIGH YIELD FUND ARE URGED TO CONSULT THEIR TAX ADVISERS TO DETERMINE THE SPECIFIC TAX CONSEQUENCES OF THE REORGANIZATION TO THEM, INCLUDING ANY STATE, LOCAL OR OTHER TAX CONSEQUENCES OF THE REORGANIZATION.

ADDITIONAL TERMS OF AGREEMENT AND PLAN OF REORGANIZATION

     SURRENDER OF SHARE CERTIFICATES. Shareholders of your fund whose shares are represented by one or more share certificates need not surrender their certificates. After the reorganization, certificates evidencing ownership of your fund's shares will evidence ownership of Pioneer High Yield Fund shares received in the reorganization. Shareholders must continue to follow procedures for surrendering your fund's share certificates (or delivering the appropriate affidavit) in order to redeem shares of Pioneer High Yield Fund after the reorganization. Pioneer High Yield Fund will not issue share certificates in the reorganization.

     CONDITIONS TO CLOSING THE REORGANIZATION. The obligation of your fund to consummate the reorganization is subject to the satisfaction of certain conditions, including the performance by Pioneer High Yield Fund of all its obligations under the Agreement and Plan of Reorganization and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Sections 7 and 9 of Exhibit A).

     The obligation of Pioneer High Yield Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including your fund's performance of all of its obligations under the Agreement and Plan of Reorganization, the receipt of certain documents and financial statements from your fund and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Sections 8 and 9 of Exhibit A).

     The obligations of both funds are subject to the approval of the Agreement and Plan of Reorganization by the necessary vote of the outstanding shares of your fund, in accordance with the provisions of your fund's trust instrument and by-laws.

     TERMINATION OF AGREEMENT AND PLAN OF REORGANIZATION. The boards of trustees of your fund and Pioneer High Yield Fund may agree to terminate the Agreement and Plan of Reorganization even if the shareholders of your fund have already approved it, at any time before the reorganization date, if the boards believe that proceeding with the reorganization would no longer be advisable.

     EXPENSES OF THE REORGANIZATION. Pioneer will pay for all expenses incurred in connection with the reorganization except that (i) your fund will pay for all expenses incurred in connection with its liquidation and termination and (ii) if the shareholders of your fund do not approve the reorganization, EQSF Advisers, Inc. will pay 50% of expenses incurred in connection with the reorganization, up to $20,000, and Pioneer will pay the remainder.


                                 CAPITALIZATION

     The following table sets forth the PRO FORMA combined capitalization of both funds as if the reorganization had occurred on April 30, 1999. The table reflects PRO FORMA exchange ratios of approximately one Class A Pioneer High Yield Fund share being issued for each share of your fund. Because Pioneer High Yield Fund will consist only of the Class A shares obtained through the reorganization, the exchange ratio will most likely remain 1:1 on the closing date.

                                                           APRIL 30, 1999
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PIONEER HIGH YIELD FUND
                                                                    PIONEER HIGH YIELD FUND             CLASS A SHARES
                                  THIRD AVENUE HIGH YIELD FUND           CLASS A SHARES                    PRO FORMA
--------------------------------- ------------------------------ ------------------------------- ------------------------------
--------------------------------- ------------------------------ ------------------------------- ------------------------------
Net Assets                                           $8,620,262                0                                    $8,620,262
--------------------------------- ------------------------------ ------------------------------- ------------------------------
--------------------------------- ------------------------------ ------------------------------- ------------------------------
Net Asset Value Per Share                                 $9.41               N/A                                        $9.41
--------------------------------- ------------------------------ ------------------------------- ------------------------------
--------------------------------- ------------------------------ ------------------------------- ------------------------------
Shares Outstanding                                       16,197                0                                        16,197
--------------------------------- ------------------------------ ------------------------------- ------------------------------

     It is impossible to predict how many Class A shares of Pioneer High Yield Fund will actually be received and distributed by your fund on the reorganization date. The table should not be relied upon to determine the number or value of Pioneer High Yield Fund shares that will actually be received and distributed.


                      BOARDS' EVALUATION AND RECOMMENDATION

     For the reasons described above, the board of trustees of your fund, including the trustees who are not "interested persons" of your fund or the adviser (the independent trustees), approved the reorganization. In particular, the trustees determined that the reorganization was in the best interest of your fund. Similarly, the board of trustees of Pioneer High Yield Fund, including the independent trustees, approved the reorganization. They also determined that the reorganization was in the best interest of Pioneer High Yield Fund. If the reorganization is not approved, your trustees will consider what other actions may be appropriate, including the possible liquidation of your fund.

     THE TRUSTEES OF YOUR FUND RECOMMEND THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

                         VOTING RIGHTS AND REQUIRED VOTE

     Each share of your fund is entitled to one vote. Approval of the above proposal requires the affirmative vote of a majority of the shares of your fund outstanding and entitled to vote.

     Shares of your fund represented in person or by proxy, including shares which abstain or do not vote with respect to the proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote AGAINST the proposal.

     If a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on the proposal, those shares will NOT be considered present and entitled to vote on the proposal. Thus, a "broker non-vote" has the same effect as a vote AGAINST the proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

     If the required approval of shareholders is not obtained, your fund will continue to engage in business as a separate mutual fund and the board of trustees will consider what further action may be appropriate, including the possible liquidation of your fund.


                     ADDITIONAL INFORMATION ABOUT THE FUNDS

NET ASSET VALUE

     Each fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Each fund calculates a net asset value every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

     Each fund generally values its portfolio securities based on market prices or quotations. When market prices are not available or are considered by the adviser to be unreliable, the fund may use an asset's fair value. Fair value is determined in accordance with procedures approved by the fund's trustees. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the fund could change on a day when you cannot buy or sell shares of the fund.

     You buy or sell shares at the net asset value per share calculated on the day of your transaction.

     THE FOLLOWING IS INFORMATION ABOUT BUYING, EXCHANGING AND SELLING SHARES OF PIONEER HIGH YIELD FUND. FOR INFORMATION ABOUT BUYING, EXCHANGING AND SELLING SHARES OF YOUR FUND, SEE YOUR FUND'S PROSPECTUS.

OPENING YOUR ACCOUNT

     If your shares are held in your investment firm's name, the options and services available to you may be different from those discussed in this prospectus. Ask your investment professional for more information.

ACCOUNT OPTIONS

     Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

     Call or write to Pioneer High Yield Fund's transfer agent for account applications, account options forms and other account information:

                         PIONEERING SERVICES CORPORATION
                                  P.O. Box 9014
                        Boston, Massachusetts 02205-9014
                            Telephone 1-800-225-6292

TELEPHONE TRANSACTION PRIVILEGES

     If your account is registered in your name, you can buy, exchange or sell Pioneer High Yield Fund shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

     When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide the personal identification number for the account and sends you a written confirmation. The fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

GENERAL RULES ON BUYING, EXCHANGING AND SELLING YOUR PIONEER HIGH YIELD FUND SHARES

SHARE PRICE

     If you place an order with your investment firm before the New York Stock Exchange closes and your investment firm submits the order to the distributor prior to the distributor's close of business (usually 5:30 p.m. Eastern time), your share price will be calculated that day. Otherwise, your price per share will be calculated at the close of the New York Stock Exchange after the distributor receives your order. Your investment firm is responsible for submitting your order to the distributor.

BUYING

     You may buy Pioneer High Yield Fund shares from any investment firm that has a sales agreement with the distributor. If you do not have an investment firm, please call 1-800-225-6292 for information on how to locate an investment professional in your area.

     You can buy Pioneer High Yield Fund shares at the offering price, the net asset value per share plus the applicable sales charge. Shareholders whose Pioneer High Yield Fund accounts were established as a result of the reorganization may purchase additional shares at net asset value. The distributor may reject any order until it has confirmed the order in writing and received payment. The fund reserves the right to stop offering any class of shares.

MINIMUM INVESTMENT AMOUNTS

     Your initial investment in Class A shares must be at least $1,000. Additional investments must be at least $100 for Class A shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The minimum initial investment amount does not apply for purposes of the reorganization.

EXCHANGING

     You may exchange your shares only for Class A shares of another Pioneer mutual fund.

     Your exchange request must be for at least $1,000.

SELLING

     Your shares will be sold at net asset value per share next calculated after Pioneer High Yield Fund receives your request in good order.

     The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days.

     If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

     You may have to pay federal income taxes on a sale or an exchange.

FINANCIAL INTERMEDIARIES

     If you  invest  in the  fund  through  investment  professionals  or  other
financial  intermediaries,   including  wrap  programs  and  fund  supermarkets,
additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

GOOD ORDER MEANS THAT:

o    You have provided adequate instructions
o    There are no outstanding claims against your account
o    There are no transaction limitations on your account
o If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered
o    Your request includes a signature guarantee if you:
     -- Are selling over $100,000 or exchanging over $500,000 worth of shares
     -- Changed your account registration or address within the last 30 days
     -- Instruct the transfer agent to mail the check to an address different from the one on your account
     -- Want the check paid to someone other than the account owner(s)
     -- Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration

BUYING, EXCHANGING AND SELLING PIONEER HIGH YIELD FUND SHARES

                   BUYING SHARES                                   EXCHANGING SHARES
----------------- ------------------------------------------------ ------------------------------------------------
     THROUGH YOUR Normally, your investment firm will send your    Normally, your investment firm will send your
  INVESTMENT FIRM purchase request to the fund's transfer          exchange request to the fund's transfer agent.
                  agent.  CONSULT YOUR INVESTMENT PROFESSIONAL     CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE
                  FOR MORE INFORMATION.  Your investment firm      INFORMATION ABOUT EXCHANGING YOUR SHARES.
                  may receive a commission from the distributor
                  for your purchase of fund shares. The
                  distributor or its affiliates may pay additional
                  compensation, out of their own assets, to
                  certain investment firms or their affiliates
                  based on objective criteria established by the
                  distributor.
----------------- ------------------------------------------------ ------------------------------------------------
         BY PHONE YOU CAN USE THE TELEPHONE PURCHASE PRIVILEGE     After you establish your fund account, YOU CAN
                  IF you have an existing non-retirement           EXCHANGE FUND SHARES BY PHONE IF:
                  account or certain IRAs.  You can purchase
                  additional fund shares by phone if:              o  You are using the exchange to establish
                                                                      a new account, provided the new
                  o You established your bank account of              account has a registration identical to the
                    record at least 30 days ago                       original account
                  o Your bank information has not                  o  The fund into which you are exchanging
                    changed for at least 30 days                      offers the same class of shares
                  o You are not purchasing more than               o  You are not exchanging more than
                    $25,000 worth of shares per account per day       $500,000 worth of shares per account per day
                  o You can provide the proper account             o  You can provide the proper account
                    identification                                    identification information

                  When you request a telephone purchase, the
                  transfer agent will electronically debit the
                  amount of the purchase from your bank account
                  of record. The transfer agent will purchase
                  fund shares for the amount of the debit at the
                  offering price determined after the transfer
                  agent receives your telephone purchase
                  instruction and good funds. It usually takes
                  three business days for the transfer agent to
                  receive notification from your bank that good
                  funds are available in the amount of your
                  investment.
----------------- ------------------------------------------------ ------------------------------------------------

     IN  WRITING, You can purchase fund shares for an existing     You can exchange fund shares by MAILING OR
          BY MAIL fund account by MAILING A CHECK TO THE           FAXING A LETTER OF INSTRUCTION TO THE TRANSFER
        OR BY FAX TRANSFER AGENT.  Make your check payable to      AGENT.  You can exchange fund shares directly
                  the fund.  Neither initial nor subsequent        through the fund only if your account is
                  investments should be made by third party        registered in your name.  However, you may not
                  check.  Your check must be in U.S. dollars       fax an exchange request for more than
                  and drawn on a U.S. bank.  Include in your       $500,000.  Include in your letter:
                  purchase request the fund's name, the account    o  The name, social security number and
                  number and the name or names in the account         signature of all registered owners
                  registration.                                    o  A signature guarantee for each registered
                                                                      owner if the amount of the exchange is
                                                                      more than $500,000
                                                                   o  The name of the fund out of which you
                                                                      are exchanging and the name of the fund
                                                                      into which you are exchanging
                                                                   o  The class of shares you are exchanging
                                                                   o  The dollar amount or number of shares you
                                                                      are exchanging
----------------- ------------------------------------------------ ------------------------------------------------

SELLING SHARES                                   HOW TO CONTACT PIONEER
------------------------------------------------ ------------------------------------------------
Normally, your investment firm will send your    BY PHONE
request to sell shares to the fund's transfer    For information or to request a telephone
agent.  CONSULT YOUR INVESTMENT PROFESSIONAL     transaction between 8:00 a.m. and 9:00 p.m.
FOR MORE INFORMATION. The fund has authorized    (Eastern time) by speaking with a shareholder
the distributor to act as its agent in the       services representative call 1-800-225-6292
repurchase of fund shares from qualified
investment firms. The fund reserves the right    To request a transaction using FactFone(SM) call
to terminate this procedure at any time.         1-800-225-4321
------------------------------------------------
YOU MAY SELL UP TO $100,000 PER ACCOUNT PER DAY. Telecommunications Device for the Deaf (TDD)
You may sell fund shares held in a retirement    1-800-225-1997
plan account by phone only if your account is
an IRA. You may not sell your shares by phone    BY MAIL
if you have changed your address (for checks)    Send your written instructions to:
or your bank information (for wires and          PIONEERING SERVICES CORPORATION
transfers) in the last 30 days.                  P.O. Box 9014
                                                 Boston, Massachusetts 02205-9014
You may receive your sale proceeds:
o    By check, provided the check is made pay-   BY FAX
     able exactly as your account is registered  Fax your exchange and sale requests to:
o    By bank wire or by electronic funds         1-800-225-4240
     transfer, provided the sale proceeds are
     being sent to your bank address of record
------------------------------------------------ ------------------------------------------------

You can sell some or all of your fund shares by  EXCHANGE PRIVILEGE
WRITING DIRECTLY TO THE FUND only if your        You may exchange shares of this fund into
account is registered in your name. Include      another Pioneer mutual fund, provided that
in your request your name, your social security  you may not make more than four exchanges of
number, the fund's name, your fund account       $25,000 or more per account per calendar year
number, the class of shares to be sold, the      out of the fund.
dollar amount or number of shares to be sold
and any other applicable requirements as         The fund and the distributor reserve the right
described below. The transfer agent will send    to refuse any exchange request or restrict, at
the sale proceeds to your address of record      any time without notice, the number and/or
unless you provide other instructions.  Your     frequency of exchanges to prevent abuses of the
request must be signed by all registered owners  exchange privilege.  Abuses include frequent trading
and be in good order. The transfer agent will    in response to short-term market fluctuations
not process your request until it is received    and a pattern of trading that appears to be an
in good order. You may not sell more than        attempt to "time the market." In addition, the
$100,000 per account per day by fax.             fund and the distributor reserve the right to
                                                 charge a fee for exchanges or to modify, limit or
                                                 suspend the exchange privilege.  The fund will
                                                 provide 60 days' notice of material amendments to
                                                 or termination of the privilege.
------------------------------------------------ ------------------------------------------------

PIONEER HIGH YIELD FUND SHAREHOLDER ACCOUNT POLICIES

SIGNATURE GUARANTEES AND OTHER REQUIREMENTS

     You are required to obtain a signature guarantee when you are:

o    Requesting certain types of exchanges or sales of fund shares

o    Redeeming shares for which you hold a share certificate

o    Requesting certain types of changes for your existing account

     You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

     Fiduciaries and corporations are required to submit additional documents to sell fund shares.

EXCHANGE LIMITATION

     You may make up to four exchanges of $25,000 or more per account per calendar year out of the fund. Except as noted, you may make any number of exchanges of less than $25,000. The fund's exchange limitation is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the fund and make portfolio management less efficient. In determining whether the exchange redemption limit has been reached, Pioneer may aggregate a series of exchanges (each valued at less than $25,000) and/or fund accounts that appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.

     The exchange limitation does not apply to automatic exchange transactions or to exchanges made by participants in employer-sponsored retirement plans qualified under Section 401 of the Code. The exchange limitation also may not apply to transactions made through an omnibus account for fund shares.

MINIMUM ACCOUNT SIZE

     The fund requires that you maintain a minimum account value of $500. If you hold less than the minimum in your account because you have sold or exchanged some of your shares, the fund will notify you of its intent to sell your shares and close your account. You may avoid this by increasing the value of your account to at least the minimum within six months of the notice from the fund.

TELEPHONE ACCESS

     You may have difficulty contacting the fund by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the fund by telephone, you should communicate with the fund in writing.

SHARE CERTIFICATES

     Normally, your shares will remain on deposit with the transfer agent and certificates will not be issued. If you are legally required to obtain a certificate, you may request one for your Class A shares only. A fee may be charged for this service.

FORMER THIRD AVENUE HIGH YIELD FUND SHAREHOLDERS

     You may purchase shares in any Pioneer mutual fund, either directly or by exchange, for any account established as a result of the reorganization without a sales charge. These shares will not be subject to the Class A distribution fee, except that Class A shares held in an omnibus account are subject to the Class A distribution fee whether those shares were issued in connection with the reorganization or were later purchased by direct investment or by exchange.

OTHER POLICIES

     The fund may suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when an emergency exists that makes it impracticable for the fund to sell or value its portfolio securities or with the permission of the Securities and Exchange Commission.

     The fund or the distributor may revise, suspend or terminate the account options and services available to shareholders at any time.

     The fund reserves the right to redeem in kind by delivering portfolio securities to a redeeming shareholder, provided that the fund must pay redemptions in cash if a shareholder's aggregate redemptions in a 90-day period are less than $250,000 or 1% of the fund's net assets.

DIVIDENDS AND CAPITAL GAINS

     Pioneer High Yield Fund declares a dividend from any net investment income and any short-term capital gains each business day. You begin earning dividends on the first business day following receipt of payment for shares; your shares continue to earn dividends up to and including the date you redeem them. Dividends are normally paid on the last business day of the month or shortly thereafter. Pioneer High Yield Fund distributes net long-term capital gains, if any, in November. Pioneer High Yield Fund may also pay dividends and distributions at other times if necessary for the fund to avoid federal income or excise tax. If you invest in the fund close to the time that the fund makes a capital gain distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the capital gain distribution whether you reinvest the distribution or receive it as cash.

     Sales and exchanges may be taxable transactions to shareholders.

TAXES

     For federal income tax purposes, distributions from Pioneer High Yield Fund's net long-term capital gains are considered long-term capital gains and may be taxable to you at different maximum rates depending upon their source and other factors. Dividends and short-term capital gain distributions are taxable as ordinary income. Dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares. You may also have tax consequences (generally, a capital gain or loss) when you sell or exchange fund shares. Each year the fund will mail to you information about your dividends and distributions for, and the shares you sold in, the previous calendar year.

     You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the IRS when you open an account. If you do not or if it is otherwise legally required to do so, the fund will withhold 31% "backup withholding" tax from your dividends and distributions, sale proceeds and any other payments to you.

     You should ask your own tax adviser about any federal or state tax considerations, including possible additional withholding taxes for non-U.S. shareholders. You may also consult the fund's statement of additional information for a more detailed discussion of federal income tax considerations that may affect the fund and its shareholders.


                  MATERIAL PROVISIONS OF MANAGEMENT AGREEMENTS

THIRD AVENUE HIGH YIELD FUND

     Your fund entered into a management agreement with EQSF Advisers, Inc. on February 9, 1998 (the "existing agreement"). After its initial two-year term, the existing agreement would continue from year to year if approved annually by the fund's board of trustees. The existing agreement may be terminated at any time without penalty upon 60 days' written notice by either party and will automatically terminate upon assignment thereof.

     Pursuant to the existing agreement, your fund pays the adviser a monthly fee equal to 0.90% annually of your fund's average daily net assets, based on the prior month's net assets. During the fiscal year ended October 31, 1998, your fund paid management fees to EQSF Advisers, Inc. equal to $50,472.

     Under current arrangements, whenever in any fiscal year your fund's normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and interest and taxes, exceed 1.9% of the first $100 million of average daily net assets of the fund, and 1.5% of assets in excess of $100 million, EQSF Advisers, Inc. is obligated to reimburse the fund in an amount equal to that excess. If operating expenses fall below that expense limitation, the fund will begin repaying EQSF Advisers, Inc. for the amount contributed on behalf of the fund. This repayment will continue for up to three years after the end of the fiscal year in which an expense is reimbursed by the adviser, subject to the expense limitation, until the adviser has been paid for the entire amount contributed or such three-year period expires (this expense reimbursement arrangement will terminate after the reorganization).

     Under the existing agreement, EQSF Advisers, Inc. supervises and assists in the management of your fund, provides investment research and research evaluation and makes and executes recommendations for the purchase and sale of securities. EQSF Advisers, Inc. furnishes at its expense all necessary office equipment and personnel necessary for performance of its obligations and pays the compensation for executive duties of officers of the fund.

     All other expenses incurred in the operation of your fund and the continuous offering of its shares, including taxes, fees and commissions, bookkeeping expenses, fund employees, expenses of redemption of shares, charges of administrators, custodians and transfer agents, auditing and legal expenses and fees of outside trustees are borne by the fund.

PIONEER HIGH YIELD FUND

     Pioneer High Yield Fund has contracted with Pioneer to act as its investment adviser. Pioneer is a wholly owned subsidiary of The Pioneer Group, Inc. (PGI). PGI is engaged in the financial services business in the U.S. and other countries. Certain trustees or officers of Pioneer High Yield Fund are also directors and/or officers of PGI and its subsidiaries (see management biographies below).

     As Pioneer High Yield Fund's investment adviser, Pioneer provides the fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund's investment objective and policies, subject to the supervision of the fund's trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions, and reports to the trustees on the fund's investments and performance.

     Under the terms of its contract with Pioneer High Yield Fund, Pioneer pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the fund, with the exception of the following, which are paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes chargeable to the fund in connection with securities transactions to which the fund is a party;
(e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with the Securities and Exchange Commission, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory agencies; (g) all expenses of shareholders' and trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the trustees; (i) distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 (1940 Act); (j) compensation of those trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as trustees), PGI or Pioneer Funds Distributor, Inc. (PFD); (k) the cost of preparing and printing share certificates; and (l) interest on borrowed money, if any. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party. The trustees' approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act and the Investment Advisers Act of 1940, as applicable. Pursuant to the management contract, Pioneer will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of Pioneer. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract.

     As compensation for its management services, Pioneer High Yield Fund will pay Pioneer a fee equal to 0.70% of Pioneer High Yield Fund's average daily net assets up to $500 million; 0.65% of the next $500 million; and 0.60% on assets over $1 billion. The fee is normally computed and accrued daily and paid monthly.

     Pioneer High Yield Fund has entered into an administration agreement with Pioneer pursuant to which certain accounting and legal services which are expenses payable by the fund under the management contract are performed by Pioneer and pursuant to which Pioneer is reimbursed for its costs of providing such services.

     Pioneer has agreed to waive all or part of its management fee or to reimburse Pioneer High Yield Fund for other expenses (other than extraordinary expenses) to the extent the fund's Class A share expenses exceed 0.75% of average daily net assets attributable to Class A shares. This agreement may be revised or terminated at any time by Pioneer. If Pioneer waives any fee or reimburses any expenses, and the expenses of the fund are subsequently less than 0.75% of the average daily net assets, the fund will reimburse Pioneer for such waived fees or reimbursed expenses provided that such reimbursement does not cause the fund's expenses to exceed 0.75% of the average daily net assets.

             PIONEER HIGH YIELD FUND'S RULE 12b-1 DISTRIBUTION PLAN

     As described above, Pioneer High Yield Fund has adopted a Rule 12b-1 plan for Class A shares. Because these fees are an ongoing expense, over time they increase the cost of your investment and your shares may cost more than shares that are not subject to a distribution fee or a sales charge.

     Pursuant to the Rule 12b-1 plan the fund will reimburse its principal underwriter, PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the fund's board of trustees. The fund's board of trustees has approved the following categories of expenses that may be reimbursed under the Class A plan: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of the fund's daily net assets attributable to Class A shares; (ii) reimbursement to PFD for its expenditures for broker - dealer commissions and employee compensation on certain sales of the fund's Class A shares with no initial sales charge; and
(iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. The expenses of the fund pursuant to the plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the fund's average daily net assets attributable to Class A shares. Distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the fund in a given year. The fund will not, however, pay such Rule 12b-1 fees on assets attributable to Class A shares issued in the reorganization, other than those issued to omnibus accounts.

     The Rule 12b-1 plan does not provide for the carryover of reimbursable expenses beyond 12 months from the time the fund is first invoiced for an expense. The limited carryover provision in the Rule 12b-1 plan may result in an expense invoiced to the fund in one fiscal year being paid in the subsequent fiscal year and thus being treated for purposes of calculating the maximum expenditures of the fund as having been incurred in the subsequent fiscal year. In the event of termination or non-continuance of the plan, the fund has 12 months to reimburse any expense which it incurs prior to such termination or non-continuance, provided that payments by the fund during such 12-month period shall not exceed 0.25% of the fund's average daily net assets attributable to Class A shares during such period.

           TRUSTEES AND EXECUTIVE OFFICERS OF PIONEER HIGH YIELD FUND

     When the reorganization occurs, you will become a shareholder of Pioneer High Yield Fund, which is under different management from Third Avenue High Yield Fund. Information regarding the trustees and executive officers of Pioneer High Yield Fund is set forth below.

     The following table sets forth each trustee's position(s) with the fund, and age, address, principal occupation and employment during the past five years and any other directorships held. Each trustee first became a trustee of the fund on August 3, 1999. Because the fund is newly organized and not operational, no trustee owns shares of the fund, beneficially or otherwise.


     NAME, AGE, POSITION(S) WITH
        THE FUND AND ADDRESS                           PRINCIPAL OCCUPATION OR EMPLOYMENT AND DIRECTORSHIPS1
JOHN F. COGAN, JR.*           President, Chief Executive Officer and a Director of
(72)                          PGI; Chairman and a Director of Pioneer, PFD, Pioneer
CHAIRMAN OF THE BOARD,        Goldfields Limited, Teberebie Goldfields Limited, Closed
PRESIDENT AND TRUSTEE         Joint-Stock Company "Amgun-Forest," Closed Joint-Stock
60 State Street               Company "Udinskoye" and Closed Joint-Stock Company "Tas-Yurjah" Mining
Boston, MA 02109              Company; Director of Pioneer Real Estate Advisors, Inc. (PREA), Pioneer
                              Forest, Inc., Pioneer Management (Ireland) Ltd. (PMIL),
                              Pioneer First Investment Fund and Closed Joint-Stock Company
                              "Forest-Starma"; President and Director of Pioneer Metals and Technology,
                              Inc. (PMT), Pioneer International Corp. (PIntl), Pioneer First Russia,
                              Inc. and Pioneer Omega, Inc. (Pioneer Omega); Chairman of the Supervisory
                              Board of Pioneer Fonds Marketing, GmbH, Pioneer First Polish Investment
                              Fund Joint Stock Company, S.A. (Pioneer First Polish) and Pioneer Czech
                              Investment Company, A.S. (Pioneer Czech); Member of the Supervisory Board
                              of Pioneer Universal Pension Fund Company; Chairman, President and Trustee
                              of all of the Pioneer mutual funds; Director of Pioneer Global Equity
                              Fund Plc, Pioneer Global Bond Fund Plc, Pioneer Euro Reserve Fund Plc,
                              Pioneer European Equity Fund Plc, Pioneer Emerging Europe Fund Plc,
                              Pioneer US Real Estate Fund Plc, Pioneer U.S. Growth Fund Plc, Pioneer
                              Diversified Income Fund Plc and Pioneer America Fund Plc (collectively, the Irish Funds); and Partner, Hale and Dorr LLP (counsel to PGI and the fund).

MARY K. BUSH                  President, Bush & Co. (international financial advisory firm); Director
(51)                          and/or Trustee of Mortgage Guaranty Insurance Corporation, Novecon Management
TRUSTEE                       Company, Hoover Institution, Folger Shakespeare Library, March of Dimes,
4201 Cathedral Ave., NW       Project 2000, Inc. (not-for-profit educational organization), Wilberforce
Washington, DC  20016         University and Texaco, Inc.; Advisory Board Member, Washington Mutual
                              Investors Fund (registered investment company); and Trustee of all of the
                              Pioneer mutual funds, except Pioneer Variable Contracts Trust.

RICHARD H. EGDAHL, M.D.       Alexander Graham Bell Professor of Health Care Entrepreneurship, Boston
(72)                          University; Professor of Management, Boston University School of Management;
TRUSTEE                       Professor of Public Health, Boston University School of Public Health;
Boston University Health      Professor of Surgery, Boston University School of Medicine; University Professor,
Policy Institute              Boston University; Director, Boston University Health Policy Institute, Boston
53 Bay State Road             University Program for Health Care Entrepreneurship, CORE (management of workers'
Boston, MA  02215             compensation and disability costs - Nasdaq National Market) and WellSpace
                              (provider of complementary health care); Trustee, Boston Medical Center;
                              Honorary Trustee, Franciscan Children's Hospital; and Trustee of all of the
                              Pioneer mutual funds.

MARGARET B.W. GRAHAM          Founding Director, The Winthrop Group, Inc. (consulting firm); Manager of
(51)                          Research Operations, Xerox Palo Alto Research Center, from 1991 to 1994;
TRUSTEE                       formerly Professor of Operations Management and Management of Technology and
The Keep                      Associate Dean, Boston University School of Management; and Trustee of all of
P.O. Box 110                  the Pioneer mutual funds, except Pioneer Variable Contracts Trust.
Little Deer Isle, ME
04650


                                       20


     NAME, AGE, POSITION(S) WITH
        THE FUND AND ADDRESS                           PRINCIPAL OCCUPATION OR EMPLOYMENT AND DIRECTORSHIPS1

JOHN W. KENDRICK              Professor Emeritus, George Washington University; Director, American
(82)                          Productivity and Quality Center; Adjunct Scholar, American Enterprise
TRUSTEE                       Institute; Economic Consultant; and Trustee of all of the Pioneer mutual
6363 Waterway Drive           funds, except Pioneer Variable Contracts Trust.
Falls Church, VA 22044

MARGUERITE A. PIRET           President, Newbury, Piret & Company, Inc. (merchant banking firm); Trustee of
(50)                          Boston Medical Center; Member of the Board of Governors of the Investment
TRUSTEE                       Company Institute; Director, Organogenesis Inc. (tissue engineering company);
One Boston Place              and Trustee of all of the Pioneer mutual funds.
26th Floor
Boston, MA  02108

DAVID D. TRIPPLE*             Executive Vice President and a Director of PGI; President and a Director of
(55)                          Pioneer and PFD; Director of Pioneering Services Corporation (PSC), PIntl,
EXECUTIVE VICE PRESIDENT AND  PREA, Pioneer Omega, PMIL, Pioneer First Investment Fund and the Irish Funds;
TRUSTEE                       Member of the Supervisory Board of Pioneer First Polish and Pioneer Czech;
60 State Street               and Executive Vice President and Trustee of all of the Pioneer mutual funds.
Boston, MA  02109

STEPHEN K. WEST               Of Counsel, Sullivan & Cromwell (law firm); Director, Kleinwort Benson
(71)                          Australian Income Fund, Inc. since May 1997, The Swiss Helvetia Fund, Inc. since 1995
TRUSTEE                       (investment companies), AMVESCAP PLC (investment managers) since 1997 and ING American
125 Broad Street              Insurance Holdings, Inc.; Trustee, The Winthrop Focus Funds (mutual funds); and Trustee
New York, NY  10004           of all of the Pioneer mutual funds.

JOHN WINTHROP                 President, John Winthrop & Co., Inc. (private investment firm); Director, of
(63)                          NUI Corp. (energy sales, services and distribution); and Trustee of all of
TRUSTEE                       the Pioneer mutual funds, except Pioneer Variable Contracts Trust.
One North Adgers Wharf
Charleston, SC 29401

------------------
*    Messrs.  Cogan and Tripple are "interested persons" of the fund and Pioneer within the meaning of Section 2(a)(19) of the 1940 Act.

1 Each trustee also serves as a trustee for each of the open-end investment companies (mutual funds) in the Pioneer family of mutual funds, for Pioneer
     Interest Shares, a closed-end investment company, and for each of the 13 portfolios of the Pioneer Variable Contracts Trust (except as noted).

     Ms. Piret, Mr. West and Mr. Winthrop serve on the audit committee of the board of trustees. The functions of the audit committee include recommending independent auditors to the trustees, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the trustees. Ms. Graham, Ms. Piret and Mr. Winthrop also serve on the nominating committee of the board of trustees. The primary responsibility of the nominating committee is the selection and nomination of candidates to serve as independent trustees. The nominating committee will also consider nominees recommended by shareholders to serve as trustees provided that shareholders submitting such recommendations comply with all relevant provisions of Rule 14a-8 under the Securities Exchange Act of 1934. Ms. Bush, Dr. Egdahl, Ms. Graham, Mr. Kendrick, Ms. Piret, Mr. West and Mr. Winthrop (the non-interested trustees) also serve on the non-interested trustees committee of the board of trustees. The non-interested trustees committee meets at least quarterly to discuss matters of particular interest to the non-interested trustees.

     As of September 30, 1999, Mr. Cogan owned approximately 13.2% and Mr. Tripple owned approximately 1.2% of the outstanding common stock of PGI, and none of the other trustees owned PGI common stock.

     The following table sets forth certain information with respect to the compensation of each trustee of the fund.

                                                                      PENSION OR RETIREMENT     TOTAL COMPENSATION FROM
                                                AGGREGATE             BENEFITS ACCRUED AS       OTHER PIONEER MUTUAL
                                                COMPENSATION FROM     PART OF FUND EXPENSES     FUNDS**
     TRUSTEE                                    FUND*
     John F. Cogan, Jr.***                           $   750.00                 $0                           $ 18,750.00
     Mary K. Bush                                      1,806.00                  0                             77,125.00
     Richard H. Egdahl, M.D.                           1,806.00                  0                             79,125.00
     Margaret B.W. Graham                              1,812.00                  0                             81,750.00
     John W. Kendrick                                  1,456.00                  0                             65,900.00
     Marguerite A. Piret                               1,906.00                  0                             98,750.00
     David D. Tripple***                                 750.00                  0                             18,750.00
     Stephen K. West                                   1,731.00                  0                             85,050.00
     John Winthrop                                     1,906.00                  0                             85,875.00
                                                     ----------                 --                           -----------
                                                     $13,923.00                 $0                           $611,075.00
------------------
*        Estimated for the fiscal year ending October 31, 2000.
**       For the calendar year ended December 31, 1998.
***      Under the management agreement, Pioneer will reimburse the fund for any trustees fees paid by the fund.

OTHER EXECUTIVE OFFICERS

     In addition to Messrs. Cogan and Tripple, who serve as executive officers of the fund, the following table provides information with respect to the other executive officers of the fund. Each executive officer is elected by the board of trustees and serves until his successor is chosen and qualified or until his resignation or removal by the board. The business address of all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

NAME, AGE AND POSITION WITH THE FUND                        PRINCIPAL OCCUPATION(S)

ERIC W. RECKARD (43), Treasurer                             Executive Vice President, Chief Financial Officer and
                                                            Treasurer of PGI since June 1999; Treasurer of
                                                            Pioneer, PFD, PSC, PIntl, PREA, PMT and Pioneer Omega
                                                            since June 1999; Vice President-Corporate Finance of
                                                            PGI from February 1999 to June 1999; Manager of
                                                            Business Planning and Internal Audit of PGI since
                                                            September 1996; Manager of Fund Accounting of Pioneer
                                                            since May 1994; Manager of Auditing, Compliance and
                                                            Business Analysis for PGI prior to May 1994; and
                                                            Treasurer of all of the Pioneer mutual funds
                                                            (Assistant Treasurer prior to June 1999).

VINCENT NAVE (54), Assistant Treasurer                      Vice President-Fund Accounting, Administration and
                                                            Custody Services of Pioneer (Manager from September
                                                            1996 to February 1999); Senior Vice President of The
                                                            Boston Company's Investor Services Group prior to July
                                                            1994; and Assistant Treasurer of all of the Pioneer
                                                            mutual funds since June 1999.

JOSEPH P. BARRI (53), Secretary                             Corporate Secretary of PGI and most of its
                                                            subsidiaries; Secretary of all of the Pioneer mutual
                                                            funds; and Partner, Hale and Dorr LLP.

ROBERT P. NAULT (35), Assistant Secretary                   Senior Vice President, General Counsel and Assistant
                                                            Secretary of PGI since 1995; Assistant Secretary of
                                                            Pioneer, certain other PGI subsidiaries and all of the
                                                            Pioneer mutual funds; Assistant Clerk of PFD and PSC;
                                                            and junior partner of Hale and Dorr LLP prior to 1995.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table helps you understand your fund's financial performance.

     Certain information reflects financial results for a single share of Third Avenue High Yield Fund. The total returns in the table represent the rate that you would have earned on an investment in Third Avenue High Yield Fund (assuming reinvestment of all dividends and distributions).

     The information for the period from February 12, 1998 through October 31, 1998 has been audited by PricewaterhouseCoopers LLP, whose report is included in the 1998 annual report of Third Avenue Trust along with the financial statements of Third Avenue High Yield Fund. The annual and semi-annual reports are available upon request.

THIRD AVENUE HIGH YIELD FUND
Selected data (for a share outstanding throughout each period) and ratios are as follows:

                                                                                    FOR THE PERIOD
                                                              FOR THE SIX MONTHS        ENDED
                                                               ENDED APRIL 30,       OCTOBER 31,
                                                               1999 (UNAUDITED)         19981
Net asset value, beginning of period                                $8.50               $10.00
                                                                    -----               ------
Income (loss) from investment operations:
  Net investment income                                              0.34                 0.34
  Net gain (loss) on securities (both
    realized and unrealized)                                         0.92                (1.56)
                                                                    -----
  Total from investment operations                                   1.26                (1.22)
                                                                    -----                -----
Less distributions:
  Dividends from net investment income                              (0.35)               (0.28)
                                                                    -----                -----
Net asset value, end of period                                      $9.41               $ 8.50
                                                                    =====               ======

Total return                                                        15.02%2              (12.39)%2
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in thousands)                          $8,620              $7,691
  Ratio of expenses to average net assets
    Before expense reimbursement                                     4.12%3              3.99%3
    After expense reimbursement                                      1.90%3              1.90%3
  Ratio of net income to average net assets
    Before expense reimbursement                                     4.96%3              4.13%3
    After expense reimbursement                                      7.18%3              6.22%3
Portfolio turnover rate                                                 5%2                38%2

------------------
1    The fund commenced investment operations February 12, 1998.
2    Not annualized.
3    Annualized.

                       INFORMATION CONCERNING THE MEETING

SOLICITATION OF PROXIES

     In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of your fund; by personnel of Pioneer, EQSF Advisers, Inc. or the fund's transfer agent, PNC Financial Processing Corporation, Inc. (PFPC); or by any of their representatives or compensated agents, including broker-dealer firms. Shareholder Communications Corporation, a third-party solicitation firm, has agreed to provide proxy solicitation services for your fund at a cost to Pioneer of approximately $6,000.

REVOKING PROXIES

     A Third Avenue High Yield Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

o    By filing a written notice of revocation with the fund's Secretary, or

o By returning a duly executed proxy with a later date before the time of the meeting, or

o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the fund's secretary (without complying with any formalities) at any time before it is voted

     Being present at the meeting alone does NOT revoke a previously executed and returned proxy.

OUTSTANDING SHARES AND QUORUM

     As of November 30, 1999, 800,597.863 shares of beneficial interest of your fund were outstanding. Only shareholders of record on December 3, 1999 (the record date) are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of your fund that are entitled to vote will be considered a quorum for the transaction of business.

OTHER BUSINESS

     Your fund's board of trustees knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

ADJOURNMENTS

     If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of your fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of the proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the reorganization against adjournment.

TELEPHONE VOTING

     In addition to soliciting proxies by mail, by fax or in person, your fund may also arrange to have votes recorded by telephone by officers and employees of your fund or by personnel of Pioneer, EQSF Advisers, Inc. or your fund's transfer agent, or by representatives of compensated agents of any of these parties. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. Your fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

o A shareholder will be called on a recorded line and will be asked to provide the shareholder's social security number or other identifying information

o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions

o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail

o A toll-free number will be available in case the voting information contained in the confirmation is incorrect

o If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting


                        OWNERSHIP OF SHARES OF THE FUNDS


     To the knowledge of your fund, as of November 30, 1999, the following persons owned of record or beneficially 5% or more of the outstanding shares of the fund. No shares of Pioneer High Yield Fund were outstanding on November 30, 1999.

NAMES AND ADDRESSES OF OWNERS OF MORE THAN 5% OF   SHARES OF THIRD AVENUE       PRO FORMA OWNERSHIP OF PIONEER
SHARES                                             HIGH YIELD FUND              HIGH YIELD FUND

Charles Schwab & Co. Inc.101 Montgomery
StreetSan Francisco, CA 94104-4122                 301,144.77 Shares (37.61%)   301,144.77 Shares (37.61%)

National Investor Services Corporation
55 Water Street, 32nd Floor
New York, NY 10041-3299                            55,064.56 (6.88%)            55,064.56 (6.88%)

National Financial Services Corporation
Church Street Station
P.O. Box 3908
New York, NY 10008-3908                            48,383.50 (6.10%)            48,383.50 (6.10%)

     As of November 30, 1999, the trustees and officers of your fund, as a group, owned in the aggregate less than 1% of the outstanding shares of your fund. As of November 30, 1999, the trustees and officers of Pioneer High Yield Fund, as a group, owned in the aggregate less than 1% of the outstanding shares of Pioneer High Yield Fund.



                                     EXPERTS

     The financial statements of Third Avenue High Yield Fund as of October 31, 1998 are incorporated by reference into this proxy statement and prospectus. The financial statements and highlights have been independently audited by PricewaterhouseCoopers LLP, as stated in their report appearing in the statement of additional information. These financial statements and highlights are included in reliance upon the reports given upon the authority of such firm as experts in accounting and auditing.


                              AVAILABLE INFORMATION

     Each fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and files reports, proxy statements and other information with the SEC. You can also review these documents at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The SEC charges a fee for copies. You can get the same information free from the SEC's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "AGREEMENT") is made as of this 10th day of December, 1999, between Pioneer High Yield Fund (the "ACQUIRING FUND"), a business trust organized under the laws of the State of Delaware with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and Third Avenue Trust, a business trust organized under the laws of the State of Delaware with its principal place of business at 767 Third Avenue, New York, New York 10017-2023 (the "TRUST"), on behalf of Third Avenue High Yield Fund (the "ACQUIRED FUND"), a series of the Trust.

     This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "CODE"). The reorganization (the "REORGANIZATION") will consist of (a) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for (i) the issuance of Class A shares of beneficial interest of the Acquiring Fund (collectively, the "ACQUIRING FUND SHARES" and each, an "ACQUIRING FUND SHARE") to the Acquired Fund, and (ii) the assumption by the Acquiring Fund of (I) the liabilities of the Acquired Fund that are included in the calculation of net asset value ("NAV") on the closing date set forth below (the "CLOSING DATE") and (II) the liabilities of the Acquired Fund with respect to its investment operations that are not required by generally accepted accounting principles ("GAAP") to be included in the calculation of NAV consistent with liabilities incurred by registered management investment companies in the ordinary course of their businesses (i.e., not including any extraordinary obligations, including, but not limited to legal proceedings, shareholder claims and distribution payments) (the "ASSUMED LIABILITIES"), and
(b) the distribution by the Acquired Fund, on the Closing Date, or as soon thereafter as practicable, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund and the termination of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, Acquiring Fund and the Trust are each registered investment companies classified as management companies of the open-end type, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest;

     WHEREAS, the Board of Trustees of the Acquiring Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the Assumed Liabilities of the Acquired Fund by the Acquiring Fund are in the best interests of the Acquiring Fund shareholders;

     WHEREAS, the Board of Trustees of the Trust has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the Assumed Liabilities of the Acquired Fund by the Acquiring Fund are in the best interests of the Acquired Fund shareholders.

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES AND LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

     1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer its assets as set forth in paragraph 1.2 to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "SECURITIES ACT"), liens for taxes not yet due and contractual restrictions on the transfer of the acquired assets), and the Acquiring Fund agrees in exchange therefor: (a) to issue to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined (to at least two decimal places) by dividing the value of the Acquired Fund's net assets transferred to the Acquiring Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the NAV of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Assumed Liabilities, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "CLOSING").

     1.2. (a) The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all of its property, including, without limitation, all goodwill, all contractual rights of the Acquired Fund or the Trust in respect of the Acquired Fund, all other intangible property owned by the Acquired Fund and originals or copies of all books and records of the Acquired Fund but shall not include any interest in the name "Third Avenue."

           (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's securities and other assets as of the date of this Agreement. The Acquired Fund reserves the right to sell any of these securities but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest and shall not acquire, without the consent of the Acquiring Fund, any securities that are valued at "fair value" under the valuation procedures of either the Acquired Fund or the Acquiring Fund.

     1.3. The Acquired Fund will endeavor to discharge all the Acquired Fund's known liabilities and obligations that are or will become due prior to the Closing Date. The Acquired Fund shall prepare an unaudited statement of assets and liabilities (the "CLOSING STATEMENT"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with GAAP consistently applied from the prior audited period, including a calculation of the net assets of the Acquired Fund as of the close of business on the Closing Date. The Acquiring Fund shall assume the Assumed Liabilities.

     1.4. On the Closing Date or as soon thereafter as is conveniently practicable, the Trust shall liquidate the Acquired Fund and distribute pro rata to the Acquired Fund's shareholders of record determined as of the close of business on the Closing Date (the "ACQUIRED FUND SHAREHOLDERS") the Acquiring Fund Shares it receives pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the Trust instructing the Acquiring Fund to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders (as provided to the Acquiring Fund by the Trust) and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. The Trust shall promptly provide the Acquiring Fund with evidence of such liquidation and distribution. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 1.1. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent for its Class A shares. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's Registration Statement on Form N-14 in the form attached to this Agreement as Annex A.

     1.6. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of the time of issuance shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7. Any reporting responsibility of the Trust with respect to the Acquired Fund is and shall remain the responsibility of the Trust up to and including the Closing Date and such later date on which the Acquired Fund is terminated.

     1.8. The Acquired Fund shall, following the Closing Date and the making of all distributions pursuant to paragraph 1.4, be terminated as a series of the Trust under the laws of the State of Delaware and in accordance with the Trust Instrument and By-Laws of the Trust.

2.   VALUATION

     2.1. The value of the assets of the Acquired Fund to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange, Inc. on the Closing Date (such time and date being hereinafter called the "VALUATION DATE"), using the valuation procedures set forth in the prospectus or statement of additional information of the Acquired Fund as in effect on the date hereof.

     2.2. The NAV of the Acquiring Fund Class A shares shall be calculated in accordance with the valuation procedures described in paragraph 2.1.

     2.3. All computations of value shall be made by PNC Financial Processing Corporation, Inc. in accordance with its regular practice as pricing agent for the Acquired Fund.

3.   CLOSING AND CLOSING DATE

     3.1. The Closing Date shall be February 25, 2000, or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held as of 5:00 p.m. (Eastern time) at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, or at such other time and/or place as the parties may agree.

     3.2. Portfolio securities shall be presented by the Acquired Fund to Brown Brothers Harriman & Co. ("BBH") as custodian for the Acquiring Fund for examination no later than three business days preceding the Valuation Date. The Acquiring Fund may, in its sole discretion, reject any securities if it reasonably believes that the ownership of such securities by the Acquired Fund or the acquisition of such securities by the Acquiring Fund would violate the investment policies and restrictions of the Acquired Fund and the Acquiring Fund. The portfolio securities, cash and due bills shall be delivered by the Acquired Fund to BBH as custodian for the Acquiring Fund for the account of the Acquiring Fund at the Closing duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The cash shall be delivered by wire in federal funds to an account of the Acquiring Fund specified by the Acquiring Fund.

     3.3. Custodial Trust Company, custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's assets have been delivered in proper form to the Acquiring Fund on the Closing Date and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

     3.4. In the event that on the Valuation Date (a) the primary trading market for portfolio securities of the Acquired Fund shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such market shall be disrupted so that accurate calculation based upon available market prices of the value of the net assets of the parties hereto is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored, provided that unless the parties otherwise agree, if the transactions contemplated by this Agreement shall not have occurred on or prior to April 15, 2000, each party's obligations under this Agreement shall terminate without liability to the other party, except for any liability that may arise out of a party's breach of its obligations under this Agreement prior to such termination.

     3.5. The Acquired Fund shall deliver to the Acquiring Fund at the Closing (or, if not reasonably available at the Closing, as soon as practicable thereafter) a list of the names, addresses, taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing, certified by the President or a Vice President of the Trust on behalf of the Acquired Fund as being an accurate record of the information (i) provided by Acquired Fund Shareholders or (ii) derived from the Trust's records by such officers or one of the Trust's service providers.

     3.6. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date to the Secretary of the Trust on behalf of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.   LIQUIDATION AND DISSOLUTION OF ACQUIRED FUND

     4.1. As soon as practicable after the Closing, the Trust shall liquidate the Acquired Fund and distribute pro rata to the Acquired Fund Shareholders the Acquiring Fund Shares received pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares credited to the account of the Acquired Fund to open accounts on the share records in the names of Acquired Fund Shareholders as delivered to the Acquiring Fund prior to the Closing Date in accordance with paragraph 3.5 and representing the respective pro rata entitlement of each Acquired Fund Shareholder in the Acquiring Fund Shares.

     4.2. In connection with such liquidating distributions, (a) the Acquiring Fund shall not deliver certificates representing its shares and (b) the share transfer books of the Acquired Fund shall be permanently closed as of the Closing Date and arrangements satisfactory to the Acquiring Fund, acting reasonably, shall be made to restrict the further transfer of the Acquired Fund's shares.

     4.3. As soon as practicable after the liquidation of the Acquired Fund, the Trust shall terminate the Acquired Fund as a series of the Trust under the laws of the State of Delaware and in accordance with the Trust Instrument and By-Laws of the Trust.

5.   REPRESENTATIONS AND WARRANTIES

     5.1. The Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund, which representations and warranties will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

     (a) The Acquired Fund is a series of the Trust. The Trust is a business trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and, subject to approval by the Acquired Fund Shareholders, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. Each of the Acquired Fund and the Trust has all necessary federal, state and local authorizations to own all of the properties and assets attributable to the Acquired Fund and to carry on the business of the Acquired Fund as now being conducted;

     (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "COMMISSION") under the Investment Company Act of 1940 (the "INVESTMENT COMPANY ACT") is in full force and effect;

     (c) The Trust is not, and the execution, delivery and performance of this Agreement in respect of the Acquired Fund will not result, in a material violation of its Trust Instrument or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the Trust is a party or by which the Acquired Fund or its assets are bound;

     (d) Except as specifically disclosed on Schedule 5.1(d) or included in the calculation of NAV on the Valuation Date, the Trust has no material contracts or other commitments (other than this Agreement) with respect to the Acquired Fund which will be terminated with liability to either the Trust or to the Acquired Fund on or prior to the Closing Date;

     (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Trust with respect to the Acquired Fund or any of the Acquired Fund's properties or assets, except as previously disclosed in writing to, and acknowledged in writing by, the Acquiring Fund. Neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or the Trust's ability to consummate the transactions herein contemplated;

     (f) The statement of assets and liabilities of the Acquired Fund as of October 31, 1998 has been, and the statement of assets and liabilities of the Acquired Fund as of October 31, 1999 to be delivered to the Acquiring Fund pursuant to paragraph 8.4 will be, audited by PricewaterhouseCoopers LLP, independent certified public accountants, and is or will be in accordance with GAAP consistently applied and fairly reflects, or will fairly reflect, the financial condition of the Acquired Fund as of such dates; except for the Assumed Liabilities, the Acquired Fund will not have any known or contingent liabilities on the Closing Date;

     (g) Since October 31, 1998, except as disclosed on a schedule to this Agreement or specifically disclosed in the Acquired Fund's prospectus or statement of additional information as in effect on the date of this Agreement, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g), a decline in NAV per share of the Acquired Fund arising out of its normal investment operations or a decline in net assets of the Acquired Fund as a result of redemptions shall not constitute a material adverse change;

     (h) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such and will qualify as such as of the Closing Date. The Acquired Fund has not taken any action which has caused or will cause the Acquired Fund to fail to qualify as a regulated investment company under the Code. The Acquired Fund has not been notified that any tax return or other filing of the Acquired Fund has been reviewed or audited by any federal, state, local or foreign taxing authority. Except as set forth on Schedule 5.1:

                           (A) Within the times and in the manner prescribed by law, the Acquired Fund has filed all federal, state and local tax returns, including all information returns and payee statements, and all tax returns for foreign countries, provinces and other governing bodies that have jurisdiction to levy taxes upon it and which are required to be filed;

                           (B) The Acquired Fund has paid all taxes, interest, penalties, assessments and deficiencies which have become due or which have been claimed to be due;

                           (C) All tax returns filed by the Acquired Fund constitute complete and accurate reports of the respective tax liabilities of the Acquired Fund or, in the case of information returns and payee statements, the amounts required to be reported accurately set forth all items required to be included or reflected in such returns except for such instances of misreporting with respect to which, individually or in the aggregate, the Acquired Fund is not required to notify any shareholder;

                           (D) The Acquired Fund has not waived or extended any applicable statute of limitations relating to the assessment of federal, state, local or foreign taxes; and

                           (E) The Acquired Fund has not been notified that any examinations of the federal, state, local or foreign tax returns of the Acquired Fund are currently in progress or threatened and no deficiencies have been asserted or assessed against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and no such deficiency has been proposed or threatened;

     (i) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. To the Trust's knowledge, all of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held of record by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.5. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquired Fund, nor is there outstanding any security convertible into any shares of the Acquired Fund;

     (j) At the Closing Date, the Trust in respect of the Acquired Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act, other than as disclosed in writing to, and acknowledged in writing by, the Acquiring Fund;

     (k) The Trust on behalf of the Acquired Fund has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trust's Board of Trustees on behalf of the Acquired Fund, and, subject to the approval of the Acquired Fund
Shareholders, assuming due authorization, execution and delivery by the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Trust in respect of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (l) Any information furnished by EQSF Advisers, Inc. or the Trust on behalf of the Acquired Fund for use in registration statements, proxy materials and any information necessary to compute the yield and total return of the Acquired Fund shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended;

     (m) The proxy statement to be included in the Acquiring Fund's Registration Statement on Form N-14 attached hereto as Annex A (other than information therein that relates to Pioneer Investment Management, Inc., the Acquiring Fund or their affiliates) will, on the effective date of that Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

     (n) Except as set forth on Schedule 5.1 and as will be obtained on or prior to the Closing Date, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement;

     (o) To the Trust's knowledge, all of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

     (p) The Acquired Fund currently complies in all material respects with and since its organization has complied in all material respects with the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Securities Exchange Act of 1934 (the "EXCHANGE ACT"), state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Trust with respect to the Acquired Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquired Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

     (q) The Acquired Fund has previously provided to the Acquiring Fund (and will at the Closing provide an update through the Closing Date of such information) with data which supports a calculation of the Acquired Fund's total return and yield for all periods since the organization of the Acquired Fund. Such data has been prepared in accordance in all material respects with the requirements of the Investment Company Act and the regulations thereunder and the rules of the NASD; and

     (r) The prospectus of the Acquired Fund dated February 28, 1999, and any amendments or supplements thereto, previously furnished to the Acquiring Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     5.2. The Acquiring Fund represents and warrants to the Trust, which representations and warranties will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

     (a) The Acquiring Fund is a business trust, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. The Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

     (b) The Acquiring Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

     (c) The prospectus and statement of additional information of the Acquiring Fund included in the Acquiring Fund's registration statement that will be in effect on the Closing Date will conform in all material respects with the applicable requirements of the Securities

Act and the Investment Company Act and the rules and regulations of the Commission thereunder and did not as of its date and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

     (d) The Acquiring Fund is not, and its execution, delivery and performance of this Agreement will not result, in a violation of its Agreement and Declaration of Trust or By-Laws or a material violation of any agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which it is a party or by which it is bound;

     (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets, except as previously disclosed in writing to, and acknowledged in writing by, the Acquired Fund. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein;

     (f) The Acquiring Fund has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the Acquiring Fund's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (g) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares and will be fully paid and non-assessable; the Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

     (h) The information to be furnished by the Acquiring Fund or Pioneer Investment Management, Inc. for use in proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended;

     (i) The Acquiring Fund is a qualified institutional buyer as defined in Rule 144A under the Securities Act;

     (j) Neither the Acquiring Fund nor, to the knowledge of the Acquiring Fund, any "affiliated person" of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under
Section 203(e) of the Investment Advisers Act of 1940 or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act;

     (k) The Acquiring Fund intends to elect to qualify as a regulated investment company under Section 851 of the Code. Immediately prior to the Closing, the Acquiring Fund will be in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Immediately prior to the Closing, the Acquiring Fund will be in compliance in all material respects with the applicable investment policies and restrictions set forth in its registration statement currently in effect and will have calculated its NAV in accordance with the Acquiring Fund's registration statement;

     (l) The Acquiring Fund Shares to be issued pursuant to this Agreement shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of the Acquiring Fund then in effect and qualified for sale under the applicable state securities laws; and

     (m) The Acquiring Fund Shares to be issued pursuant to this Agreement are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform in all material respects to the description thereof contained in the Acquiring Fund's Registration Statement on Form N-14. On the Closing Date, the Acquiring Fund shall not, except as provided herein, have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any person could acquire Acquiring Fund Shares.

6.   COVENANTS OF EACH OF THE PARTIES

     6.1. The Trust, on behalf of the Acquired Fund, will operate the Acquired Fund's business in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions necessary or advisable (except to the extent distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in paragraph 9.5 hereof), in each case payable either in cash or in additional shares.

     6.2. The Trust will call a meeting of the Acquired Fund Shareholders to consider and act upon the matters set forth in the proxy statement. Each of the Trust, on behalf of the Acquired Fund, and the Acquiring Fund will use reasonable efforts to promptly prepare and file with the Commission a Registration Statement on Form N-14 relating to the transactions contemplated by this Agreement.

     6.3. The Trust, on behalf of the Acquired Fund, covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     6.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.

     6.5. Subject to the provisions of this Agreement each of the Trust, on behalf of the Acquired Fund, and the Acquiring Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     6.6. The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date the Closing Statement, which statement shall be prepared in accordance with GAAP consistently applied and shall be certified by the Trust's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 90 days after the Closing Date, the Trust shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which statement will be certified by the Treasurer of the Trust.

     6.7. The Trust will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the proxy statement, referred to in paragraph 5.1(m), all to be included in the Acquiring Fund's Registration Statement on Form N-14, in compliance with the Securities Act, the Exchange Act and the Investment Company Act in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

     6.8. The Trust shall maintain errors and omissions insurance covering management of the Acquired Fund prior to and including the Closing Date.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

     7.1. All representations and warranties made in this Agreement by the Acquiring Fund shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date; and

     7.2. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties made in this Agreement by or on behalf of the Acquiring Fund are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement.

8.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust and Acquired Fund of all of the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

     8.1. All representations and warranties made in this Agreement by or on behalf of the Trust and the Acquired Fund shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     8.2. The Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities showing the federal tax bases and holding periods as of the Closing Date, certified by the Trust's Treasurer or Assistant Treasurer on behalf of the Trust;

     8.3. The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement; and

     8.4. The Trust shall have delivered to the Acquiring Fund at least 30 days prior to the Closing Date financial statements of the Acquired Fund as of October 31, 1999 audited by PricewaterhouseCoopers LLP. With the consent of PricewaterhouseCoopers LLP (which the Trust agrees to use its reasonable efforts to obtain), the Trust consents to the inclusion of such financial statements, and any financial statement of the Acquired Fund for a prior period, in the Acquiring Fund's registration statements under the Securities Act and the Investment Company Act.

9.   FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE PARTIES

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     9.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of each of the Trust's Trust Instrument and By-Laws, and certified copies of the votes evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this paragraph 9.1;

     9.2. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     9.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may for itself waive any of such conditions;

     9.4. The Acquiring Fund's Registration Statement on Form N-14 shall have become effective under the Securities Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

     9.5. The parties shall have received a favorable opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois), addressed to the Acquiring Fund and the Trust in respect of the Acquired Fund and satisfactory to the Acquiring Fund and the Trust, substantially to the effect that for federal income tax purposes, on the basis of the facts, representations and assumptions set forth in such opinion, the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund shares of beneficial interest and the termination of the Acquired Fund, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

     9.6. Each of the Acquiring Fund and the Acquired Fund agrees to make, to the extent that it is able to accurately do so, and provide representations with respect to itself that are reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom (Illinois) to deliver an opinion substantially as set forth in paragraph 9.5.

10.  BROKERAGE FEES AND EXPENSES

     10.1. Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     10.2. The parties have been informed by Pioneer Investment Management, Inc. that it will pay all expenses incurred in connection with the Reorganization (including, but not limited to, the preparation of the proxy statement and solicitation expenses), except that the Acquired Fund shall be liable for its fees and expenses incurred in connection with its liquidation and termination; provided, however, that any fees and expenses of counsel to the Trust in excess of $15,000 shall be paid by EQSF Advisers, Inc.; and provided further that in the event that the transactions contemplated by this Agreement are not approved by the shareholders of the Acquired Fund or the transactions contemplated hereby are not otherwise completed otherwise than as a result of a breach of this Agreement, each of Pioneer Investment Management, Inc. and EQSF Advisers, Inc. shall pay 50% of the costs incurred by each of the Acquiring Fund and the Acquired Fund in connection with the transactions contemplated by this Agreement; provided finally EQSF Advisers, Inc. shall not be liable for more than $20,000 pursuant to the preceding clause. EQSF Advisers, Inc. shall also be solely liable for any expenses incurred in connection with obtaining the approval of the Trustees of the Trust of the transactions contemplated by this Agreement.

11.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1. The parties hereto agree that no party has made any representation, warranty or covenant not set forth herein or referred to in paragraph 9.6 hereof and that this Agreement constitutes the entire agreement between the parties.

     11.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

12.  TERMINATION

     12.1. This Agreement may be terminated at any time prior to the Closing Date by: (a) the mutual agreement of the Trust, on behalf of the Acquired Fund, and the Acquiring Fund; (b) any party in the event that the other party hereto shall breach any material representation, warranty or agreement contained herein to be performed at or prior to the Closing Date and has not cured such breach within 10 days of notice thereof; or (c) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     12.2. In the event of any such termination, there shall be no liability for damages on the part of any party hereto or their respective Trustees or officers to the other party, but, except as provided in Section 10, each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

13.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust on behalf of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Trust pursuant to paragraph 6.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of the Acquired Fund Shareholders without their further approval.

14.  NOTICES

     Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Trust on behalf of the Acquired Fund at 767 Third Avenue, New York, New York 10017-2023, and the Acquiring Fund at 60 State Street, Boston, Massachusetts 02109.

15.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     15.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     15.3. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

     15.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, corporation or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     15.5 It is expressly agreed that the obligations of the Acquiring Fund and the Trust, on behalf of the Acquired Fund, shall not be binding upon any of their respective Trustees, shareholders, nominees, officers, agents or employees personally, but bind only the trust property of the Acquiring Fund or the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Fund and the Trust, respectively. The execution and delivery of this Agreement have been authorized by the Trustees of each of the Acquiring Fund and the Trust, on behalf of the Acquired Fund, and this Agreement has been executed by authorized officers of the Acquiring Fund and the Trust, on behalf of the Acquired Fund, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund and the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Fund and the Trust, respectively.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:                                     THIRD AVENUE TRUST ON BEHALF OF
                                            THIRD AVENUE HIGH YIELD FUND


By:  __________________________             By:  ____________________________
Name:  Ian M. Kirschner                     Name:  __________________________
Title:  Secretary                           Title:  _________________________


Attest:                                     PIONEER HIGH YIELD FUND


By:  __________________________             By:  ____________________________
Name:  Joseph P. Barri                      Name:  __________________________
Title:  Secretary                           Title:  _________________________

                                    EXHIBIT B

                  EXCERPTS FROM THIRD AVENUE HIGH YIELD FUND'S

      APRIL 30, 1999 SEMI-ANNUAL REPORT AND OCTOBER 31, 1998 ANNUAL REPORT

     The following information is provided for your convenience. It has been excerpted in its entirety from Third Avenue High Yield Fund's most recent semi-annual and annual reports, both of which were mailed to shareholders of Third Avenue High Yield Fund. Specifically, these excerpts contain your fund's portfolio manager's discussion of portfolio holdings and factors affecting fund performance.

                   EXCERPT FROM THIRD AVENUE HIGH YIELD FUND'S
                        APRIL 30, 1999 SEMI-ANNUAL REPORT



Dear Fellow Shareholders:

At April 30, 1999, the unaudited net asset value attributable to the 916,197 common shares outstanding of the Third Avenue High Yield Fund (the "Fund") was $9.41 per share. On March 31, 1999, the most recent dividend date, the Fund paid $0.167 per share in dividends, representing income received from the Fund's holdings of fixed income securities. Since the end of the Fund's last fiscal year, ending on October 31, 1998, when the Fund's net asset value was $8.50, a total of $0.35 per share has been paid in dividends. On January 31, 1999, the last day of the Fund's first fiscal quarter, the net asset value per share was $9.58. At May 20, 1999, the net asset value per share was $9.64.

QUARTERLY ACTIVITY

During the second quarter of fiscal 1999, the Fund made small reductions in three holdings, and established three new positions, as shown below.

PAR VALUE
OR NUMBER OF SHARES                 REDUCTIONS IN EXISTING POSITIONS
$100,000                            Alpharma, Inc. 144A 5.75% due 4/01/05
$100,00                             Credence Systems Corp. 5.25% due 9/15/02
1,000 shares                        Nextlink Communications, Inc. 144A 6.50%
                                    due 3/31/10

These reductions were made in order to better reflect what we thought were appropriate weightings for these holdings, given their substantial appreciation at the time of their sales in the fiscal year. We continue to regard the business prospects of these companies favorably, and expect to retain our still significant positions.

Alpharma  is  a generic  pharmaceutical  company   which  develops  and  sells a
wide range of human and animal health products worldwide, and has grown steadily through development of new products and selected acquisitions.

Credence Systems makes automatic test equipment and software used in the production of semiconductors. It sells its products worldwide to semiconductor makers, and after some delays in the introduction of new products, should have a good increase in sales as these products have been received quite favorably by its customers. Its equipment is increasingly focused on the most rapidly growing segments of the semiconductor market: those used in telecommunications, internet applications, media and consumer devices.

Nextlink is a new telecommunications company established in 1996 to provide local, long distance and data communication services. The company was formed to take advantage of the many growth opportunities in the industry following the federal telecommunication act of 1996 which opened competition in telecommunication services to new entrants.

PAR VALUE
OR NUMBER OF SHARES                 NEW POSITIONS ACQUIRED
$500,000                            Webb (Del E.) Corp. 10.25% due 2/15/10
4,000 shares                        KN Energy, Inc. 8.25% due 11/30/01
$250,000                            NCI Building Systems, Inc. 144A 9.25%
                                    due 5/01/09

Del Webb is one of the US's biggest residential real estate developers, and the nation's largest developer of planned age-restricted retirement communities, with operations primarily in the sunbelt states of Nevada, Arizona, California, Florida, and South Carolina, as well as in Illinois. Recently, the company has expanded its development activities to include communities without the age restrictions. It has an excellent track record, diversified locations, and is well positioned for the move-up buyer, as well as the active adult market segment.

KN Energy gathers, processes, stores and transports natural gas, and operates pipelines in the central and western US. It is the nation's sixth largest integrated natural gas company. Above-normal winter temperatures have reduced demand for natural gas, and the resulting depressed prices for gas, along with low oil prices, have recently caused financial results to decline. However, the company is well run, has diversified operations, and earnings are expected to recover with more normal seasonal temperatures and higher energy prices in general. Recently, Sempra Energy offered to acquire KN Energy. San Diego-based Sempra has started the process of restructuring, as California begins to deregulate the retail power market, and has sold some assets, while expanding further into the gas industry, through its offer to purchase KN Energy. The credit quality of KN Energy would be improved if the acquisition were made, since Sempra's corporate debt is A-rated, or one level above that of KN Energy.

NCI Building Systems was substantially expanded a year ago with the acquisition of a major competitor. The company is one of the largest integrated manufacturers of metal products for the nonresidential building industry. It operates in 17 states and Mexico. NCI makes and sells metal components and engineered building systems such as metal roof and wall systems; overhead, interior and exterior doors; and related accessories, both to the new construction and renovation markets. With its recent acquisition, it is now twice as large as its next competitor, has substantial purchasing power because of its size in a fragmented market, and has proprietary techniques for producing higher margin coated metal products. Metal roofing products comprise only 6% of the $21 billion roofing market, but this segment is growing faster than the industry as a whole due to low cost, flexibility of use, and improvements in function and appearance.

PORTFOLIO STRUCTURE

The table below lists our largest sector concentrations for the portfolio as of April 30, 1999, reflecting our emphasis on industries which we feel represent attractive value.

INDUSTRY                            PERCENTAGE OF TOTAL ASSETS
Telecommunications                          14.54%
Semiconductor capital equipment             13.66%
Diversified technology                      12.33%
Real estate                                 11.56%
Electric and gas utilities                  10.58%

We think the telecommunications industry remains an excellent investment, and have made a substantial commitment. Lower prices, faster transmission speed, and greater functionality have dramatically changed the nature of telecommunications in the last few years, and these trends should continue into the future. Usage of traditional voice services has expanded much faster than growth of the general economy, as falling prices have stimulated demand. In addition, increasing amounts of data are being transported as information needs grow. New demand for an enlarged range of data, video and voice services, spawned by ever growing internet usage, has also dramatically multiplied.

Increased uses of semiconductors in a widening array of products continue to drive the revenues of technology companies, for both SEMICONDUCTOR CAPITAL
EQUIPMENT issuers, and in other TECHNOLOGY based companies. The capital equipment sector has bottomed out from a two year cyclical decline in new capacity, but early indications are that an upswing in new investment is underway. Technology demand is growing not only from augmenting computer sales, but also from telecommunications' increased utilization of complex chips, as discussed above. In addition, industrial processes and consumer products continue to incorporate more intelligence on chips to increase efficiency and performance characteristics, and always at continuously declining prices.

We believe increasing use of intelligent silicon has been a big contributor to the higher productivity of the American worker over the past few years. Technology comprises an ever larger share of our economic activity, with constantly falling prices, yet offering much higher functionality. So we think the Fund should reflect these positive trends through the industries in which we invest.

We regard the REAL ESTATE sector as undervalued, and therefore we have moderately increased our exposure to this area, as discussed in the new purchases section above. Our positive view of real estate is shared by our other Third Avenue funds, which have also increased their commitments.

Our investment in the ELECTRIC AND GAS UTILITY industry has grown in the quarter. We consider this sector to be under-appreciated by many investors. We think that deregulation of the retail market, now proceeding on a state by state basis, will create opportunities for well-run companies to restructure by selling under-performing assets, and to increase their investment in activities which will expand their operations and improve their efficiency.

We want to keep the portfolio positioned in front of these high growth trends, as well as to emphasize those areas that are undervalued in today's often fickle and short-term oriented marketplace.

Sincerely,



/s/ Margaret D. Patel
Margaret D. Patel
Portfolio Manager, Third Avenue High Yield Fund

                   EXCERPT FROM THIRD AVENUE HIGH YIELD FUND'S
                         OCTOBER 31, 1998 ANNUAL REPORT



Dear Fellow Shareholders:

At  October  31,  1998,  the  audited   net  asset   value  attributable  to the
904,440 common shares outstanding of the Third Avenue High Yield Fund (the "Fund") was $8.50 per share. This compares with an unaudited net asset value of $9.82 at July 31, 1998, and a net asset value of $10.00 per share at February 12, 1998, the date of the Fund's inception. At December 11, 1998, the unaudited net asset value was $9.00 per share.

QUARTERLY ACTIVITY

During the fourth quarter of fiscal 1998, the Fund established one new position, as new monies flowed into the Fund, and eliminated three positions in order to raise cash to accommodate redemptions of shares by short-term investors on several occasions.

Transactions made during the quarter are summarized below.

PAR VALUE                           NEW POSITION ACQUIRED
$500,000                            CalEnergy Co., Inc 8.48%, due 9/15/28

                                    POSITIONS ELIMINATED
$300,000                            Alcatel SA 7.00%, due 8/01/04
$300,000                            MascoTech 4.50%, due 12/15/03
$500,000                            PSINet, Inc. 10.00%, due 2/15/05

PORTFOLIO ACTIVITY

The three months ending October 31 marked a once-in-a-decade chance for investors in the high yield bond market, where the Fund has substantial investments, to profit from disorderly market conditions. Because of lack of liquidity and forced sales from leveraged investors, yields rose to levels which on a relative basis were at least as attractive as in the 1990-1991 period, the last such great unsettled period. Similarly, convertible bonds, where the bulk of the Fund's assets is currently concentrated, dropped to levels seen only fleetingly in 1990. Convertible bonds suffered from the combined effects of lower stock prices and higher interest rates on below investment grade bonds in general.

We believe the Fund's portfolio of securities offers both high current income and the possibility of future capital appreciation. Further, our holdings are concentrated in companies and industries whose profits, we think, will expand faster than the economy as a whole, either through internal growth or in combination with restructuring and consolidating among companies. Such asset transfer activity can improve profits and return on investment even in businesses with slow underlying growth rates.

Our  largest  concentration  of  holdings,  comprising  just  over  14% of total assets, is in the semiconductor capital equipment industry. Our companies hold leading technological positions in this multifaceted area, and have the financial flexibility to ride out the rest of the current industry consolidation. We believe they are well positioned for the next industry upswing, which some industry analysts think is already underway.

Our second largest industry representation, about 13.5% of total assets, consists of issues of corporations manufacturing a wide range of technology products such as semiconductors, networking products and disks for computers. Companies in these industries have just completed a period of relatively flat demand, coupled with the worst excess inventory supply cycle seen in the post-World War II period, causing sharp price erosion as inventories were worked off. This process is nearly completed, and demand, especially for computer-based products, seems to be moving up again at very healthy rates.

The third largest sector in the Fund, amounting to 11% of assets, is telecommunications. This industry is undergoing dynamic change as a result of the Telecommunications Act of 1996. This legislation provided for the deregulation of the industry and has spawned a number of aggressive competitors offering voice, data, and internet services using new technology to share in the explosive growth in demand. We hold issues of several of these new entrants, and think they will profit not only from new markets but also by taking market share from existing incumbent service providers.

Healthcare makes up close to 11% of the Fund's total assets. Current industry conditions are unsettled, as long-term care providers adjust their business plans to new federal government regulations on reimbursement for care. The number of people needing long-term care along with ancillary services is growing much faster than the population as a whole. Once companies adapt to the new reimbursement rules being phased into the system, we expect other investors will recognize their bright future, as demand for both the quantity and quality of healthcare expands faster than growth of the domestic economy.

The electric and gas utility industry is our fifth largest sector, amounting to close to 10% of the Fund's total assets. While this industry should grow at levels in line with overall economic growth in the U.S., massive changes are just starting to be felt as states begin to deregulate the power industry. Similar deregulation moves are also going on in industrialized countries overseas, which in some cases, notably the United Kingdom (U.K.), are actually ahead of the U.S. in opening their power markets to free competition. We think smart managements will be able to take advantage of these changes to grow their revenues and profits far above the growth of the power market as a whole.

Further, the electric utility industry in the U.S. and other industrialized countries is relatively insensitive to the recent economic declines in less industrialized, so-called emerging market countries, primarily in Asia and Latin America. These countries have begun to reduce their demand for many products manufactured in the U.S., and are attempting to increase their exports to industrialized countries, in an effort to solve their economic troubles. As a result of this lowered export demand and increased import supply, many domestic companies, especially those in commodity-based industries like metals, energy, chemicals, paper and forest products, and textiles, will experience revenue and profit pressure next year.

NEW PURCHASE

CalEnergy is a diversified global energy company which has grown by acquisition of electric and gas companies in the U.S., U.K., Australia, Canada, and New Zealand. Its recent purchase of Iowa-based MidAmerican Energy will provide access to an attractive and growing market for its low cost power. As the electric utility industry begins to deregulate, both in the U.S. and abroad, CalEnergy should benefit from the knowledge it has gained since its 1997 acquisition of Northern Electric in the U.K.

POSITIONS ELIMINATED

Among the three positions which were eliminated in the quarter were bonds of Alcatel, the large French telecommunications equipment company. Alcatel had agreed in June, 1998, to take over DSC Communications, a Texas-based telecommunications equipment company. The DSC bonds had a speculative grade rating of "B" by the major rating services, and experienced substantial appreciation in price due to Alcatel's higher investment grade credit rating of "A" by the major rating agencies.

MascoTech convertible bonds were sold, although our fundamentally favorable opinion of the company has not changed, because we felt other holdings in the portfolio had a likelihood of greater capital appreciation. Similarly, we also sold our holding of PSINet, an Internet access and Web hosting provider to corporations and other Internet service providers, because we felt its continuing need to tap the high yield bond market at future dates would provide other opportunities to reestablish a position in this credit in the future.

THE MISFORTUNE OF MARKET TIMING

Notably, redemptions of the Fund in the quarter were concentrated during the first half of October, the very period when financial markets were at their most stressed condition in many years, and short-term downward pressure was most intense on all securities prices. You may recall that at this time, prices of virtually all securities, except for U.S. Treasury issues, declined sharply, due to liquidity pressures arising from forced sales of securities by numerous leveraged investment funds. In addition, credit concerns about so-called emerging market bonds, such as those from Russia which defaulted in the quarter, caused prices of all emerging market debt, as well as prices of domestic high yield bonds, to drop significantly. The combination of all these events led to extremely illiquid market conditions not seen in many years.

Of course, we recognize that in future periods of market turmoil, the net asset value per share of the Fund may well drop again, reflecting short-term changes in the prices of securities held in the Fund. We regard such times as great opportunities to purchase, but certainly not to sell. Lower prices allow us to buy more bonds or shares for the same amount of money. If our intensive research evaluations are accurate, we can take advantage of short-term price declines to create even greater opportunity to increase our shareholders' investment over the long term.

1998 DISTRIBUTIONS

On November 18, 1998, the Fund declared a dividend from the Fund's estimated net investment income through the period ending December 31, 1998. The amount is estimated to be approximately $0.16 per Fund share. This distribution is payable January 6, 1999 to Fund shareholders of record on December 30, 1998. The precise amount of the distribution will be determined based on the total number of Fund shares outstanding on the close of business on the record date, December 30, 1998. The distribution is payable in cash or, for those shareholders who have elected the reinvestment option, in additional Fund shares at the Fund's net asset value on December 31, 1998, the "ex" date, or valuation date, for reinvestment.

I look forward to writing to you again when the first quarter report for the period ending January 31, 1999 is published.

Sincerely,



/s/ Margaret D. Patel
Margaret D. Patel
Portfolio Manager, Third Avenue High Yield Fund


                             PERFORMANCE INFORMATION

PERFORMANCE ILLUSTRATIONS

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
          THIRD AVENUE HIGH YIELD FUND AND THE MERRILL LYNCH HIGH YIELD
                 MASTER II INDEX AND THE MERRILL LYNCH INDEX OF
                      ALL CONVERTIBLES, SPECULATIVE QUALITY


                          Total Return Since Inception
                                     -12.39%


[The following table represents a chart in the printed piece.]

                           TAHYF            Merrill Lynch              Merrill Lynch
                                            High Yield                 Index of all Convertibles,
                                            Master II Index            Speculative Quality
2/12/98*          $10,000.00                $10,000.00                 $10,000.00
10/31/98          8,761.00                    9,621.00                   9,293.00

--------------------------------------------------------------------------------
*    Period beginning February 12, 1998 (THIRD AVENUE HIGH YIELD FUND'S commencement of operations)

As with all mutual funds, past performance does not indicate future results.